AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2008

                                                              File No. 033-42484
                                                              File No. 811-06400

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                      POST-EFFECTIVE AMENDMENT NO. 105                  /X/
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 106                         /X/

                         THE ADVISORS' INNER CIRCLE FUND
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                           ---------------------------
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781
                                 --------------

                                  James F. Volk
                               c/o SEI Corporation
                            One Freedom Valley Drive
                            OAKS, PENNSYLVANIA 19456
                            ------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

Richard W. Grant, Esquire                       John M. Ford, Esquire
Morgan, Lewis & Bockius LLP                     Morgan, Lewis & Bockius LLP
One Oxford Centre                               1701 Market Street
Pittsburgh, Pennsylvania 15219-6401             Philadelphia, PA  19103-2921

   It is proposed that this filing become effective (check appropriate box)
           ------------------------------------------------------
           [ ] Immediately upon filing pursuant to paragraph (b)
           [X]  On May 1, 2008 pursuant to paragraph (b)
           [ ]  60 days after filing pursuant to paragraph (a)(1)
           [ ]  75 days after filing pursuant to paragraph (a)(2)
           [ ]  On [date] pursuant to paragraph (a) of Rule 485
           ------------------------------------------------------

                               THE ANALYTIC FUNDS


                               INVESTMENT ADVISER:
                         [LOGO] ANALYTIC INVESTORS, LLC


                           INSTITUTIONAL CLASS SHARES


                                   PROSPECTUS
                                   MAY 1, 2008


                         THE ADVISORS' INNER CIRCLE FUND

                         ANALYTIC GLOBAL LONG-SHORT FUND
                         ANALYTIC SHORT-TERM INCOME FUND


   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                          PAGE
     ANALYTIC GLOBAL LONG-SHORT FUND......................................1
       WHAT IS THE FUND'S INVESTMENT OBJECTIVE?...........................1
       WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?...............1
       WHAT ARE THE FUND'S PRINCIPAL RISKS?...............................2
       HOW HAS THE FUND PERFORMED?........................................3
       WHAT ARE THE FUND'S FEES AND EXPENSES?.............................4
     ANALYTIC SHORT-TERM INCOME FUND......................................6
       WHAT IS THE FUND'S INVESTMENT OBJECTIVE?...........................6
       WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?...............6
       WHAT ARE THE FUND'S PRINCIPAL RISKS?...............................6
       HOW HAS THE FUND PERFORMED?........................................8
       WHAT ARE THE FUND'S FEES AND EXPENSES?.............................9
     INVESTING WITH THE FUNDS.............................................10
       BUYING SHARES......................................................10
       REDEEMING SHARES...................................................11
       EXCHANGING SHARES..................................................12
       TRANSACTION POLICIES...............................................12
       ACCOUNT POLICIES...................................................15
     ADDITIONAL INFORMATION ABOUT THE FUNDS...............................20
       OTHER INVESTMENT PRACTICES AND STRATEGIES..........................20
       INVESTMENT MANAGEMENT..............................................21
       SHAREHOLDER SERVICING ARRANGEMENTS.................................23
       PAYMENTS TO FINANCIAL INTERMEDIARIES...............................23
     FINANCIAL HIGHLIGHTS.................................................24
       ANALYTIC GLOBAL LONG-SHORT FUND....................................24
       ANALYTIC SHORT-TERM INCOME FUND....................................26

ANALYTIC GLOBAL LONG-SHORT FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------


The Analytic Global Long-Short Fund (the "Fund") seeks above-average total returns through investments in, and short sales of, equity securities. The Fund may change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


The Fund normally seeks to achieve its objective by investing primarily in long and short positions in equity securities of publicly traded companies in the United States and in foreign developed markets. Using a disciplined investment process, the Fund buys securities "long" that Analytic Investors, LLC (the "Adviser") believes will perform better than their peers, and sells stocks "short" that the Adviser believes will underperform their peers.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer.

With a long position, the Fund purchases a security outright; with a short position, the Fund sells a security that it has borrowed. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security.

The Fund typically maintains a net long exposure and expects that, on average, 75-85% of the Fund's assets will be sold "short." Short sales are transactions in which the Fund sells a security it does not own. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.


The Fund may use futures contracts, which are agreements that enable an investor to buy or sell an asset at an agreed upon price in the future, and options on futures contracts, for a variety of purposes, including:

         o        To reduce transaction costs;

         o        To manage cash flows;

         o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark; or

         o        To enhance returns.


The Adviser selects equity securities for the Fund using a proprietary system that ranks stocks according to a mathematical model. The attractiveness of a security is determined using a disciplined valuation approach which takes into account factors relating to cost, growth prospects, liquidity and risk. However, the desirability of these characteristics changes based on both the global business cycle and local economic conditions. By identifying these changes using an adaptive valuation model, the Adviser is able to systematically identify attractive relative valuation opportunities. These relative valuations are exploited by building a global long-short portfolio based on the relative attractiveness of the Fund's securities.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.


When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.




Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

The Fund is also subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund's investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. II Analytic International Fund (the "Predecessor International Fund"). The Predecessor International Fund was managed by the same Adviser that currently manages the Fund, had substantially similar investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. As of May 1, 2003, the Fund began employing its current global long-short investment strategy. The performance shown in the following bar chart and performance table represents the performance of the Predecessor International Fund for the periods prior to June 24, 2002.

The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from calendar year to calendar year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS


                        2000                   -11.44%
                        2001                   -23.41%
                        2002                    -6.73%
                        2003                    26.59%
                        2004                     6.98%
                        2005                    10.55%
                        2006                    13.39%
                        2007                    -5.03%

During the periods shown in the chart, the highest return for a quarter was 16.16% (quarter ended 06/30/03) and the lowest return for a quarter was (15.49)% (quarter ended 09/30/02).


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007


The average annual return table compares the average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.



                                                                                                   SINCE INCEPTION
                                                                       1 YEAR        5 YEARS         (9/30/99)*
------------------------------------------------------------------- -------------- ------------- --------------------
Average Annual Return Before Taxes                                     -5.03%         10.02%            1.70%
Average Annual Return After Taxes on Distributions**                   -6.66%         9.50%             1.29%
Average Annual Return After Taxes on Distributions and Sale of
  Fund Shares**                                                        -3.27%         8.45%             1.26%
Morgan Stanley MSCI World IndexSM # (reflects no deduction for
  fees, expenses, or taxes)                                             9.04%         16.96%            4.87%

* Commencement of operations. Index comparisons begin on September 30, 1999.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
# The Morgan Stanley MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------


This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than sixty days. For more information, see "Redemption Fees" in the "Transaction Policies" section.


      Redemption Fee (as a percentage of amount redeemed)       2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees                                                      1.00%*
Total Other Expenses                                                 4.86%
     Dividend Expense on Securities Sold Short**                          3.05%
     Remaining Other Expenses                                             1.81%
Acquired Fund Fees and Expenses                                      0.02%
                                                                     -----
Total Annual Fund Operating Expenses***+                             5.88%

* The contractual management fee for the Fund is 1.00% for the first $100 million in average daily net assets and 0.80% thereafter. The amount shown represents the Fund's actual advisory fee paid for the fiscal year ended December 31, 2007.
** Dividend expense on securities sold short ("dividend expense") reflects the value of dividends paid to the lenders of securities that the Fund sells short. Dividends paid on a security sold short generally reduce the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Dividend expense is not a fee charged to shareholders by the Adviser or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. Dividend expense will vary depending on whether the securities the Fund sells short pay dividends and the amount of those dividends.
*** The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
+ The actual Total Annual Fund Operating Expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, dividend expense, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.30% of the Fund's average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time. After reductions and reimbursements, actual Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses and dividend expense) were 4.37%.


For more information about Management Fees, see "Investment Management."

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs of investing $10,000 in the Fund would be:

        1 YEAR            3 YEARS          5 YEARS          10 YEARS
         $585             $1,741           $2,876            $5,628

ANALYTIC SHORT-TERM INCOME FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------


The Analytic Short-Term Income Fund (the "Fund") seeks to provide a high level of income consistent with both low fluctuations in market value and low credit risk. The Fund may change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


The Fund invests primarily (at least 80% of its net assets) in "income-producing" U.S. government securities. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest the remainder of its assets in investment-grade debt securities. The Fund expects its dollar weighted average maturity to be two years and to invest in debt securities with maturities of three years or less.

The Adviser constructs the Fund to match its benchmark, the Merrill Lynch 1-3 Year U.S. Corporate/Government Index, with respect to duration, maturity and quality. In addition, the Adviser tries to add value over the benchmark by using a disciplined quantitative, computer-driven approach to forecast short-term interest rates and shifts in the yield curve of U.S. Treasury securities.


A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (the date when the issuer must repay the amount it borrowed (principal) from investors).


An investment grade debt security is one that a nationally recognized statistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top four rating categories at the time of purchase. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment grade. The Adviser may retain securities that are downgraded if it believes that keeping those securities is warranted.


The Fund may also use futures contracts, which are agreements that enable an investor to buy or sell an asset at an agreed upon price in the future, and options on futures contracts for a variety of purposes, including:

         o To protect the value of its investments against changes resulting from market conditions;

         o        To reduce transaction costs;

         o        To manage cash flows; or

         o        To enhance returns.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three years means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The average duration of the Fund will normally range from one to three years.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than or after the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer of an investment grade security to pay interest and repay principal.

Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. II Analytic Short-Term Income Fund (the "Predecessor Short-Term Income Fund"). The Predecessor Short-Term Income Fund was managed by the same Adviser that currently manages the Fund, had an identical investment objective and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Short-Term Income Fund for the periods prior to June 24, 2002.

The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from calendar year to calendar year. Returns are based on past results and are not an indication of future performance.


CALENDAR YEAR RETURNS


                        1998                   7.10%
                        1999                   2.54%
                        2000                   7.60%
                        2001                   7.02%
                        2002                   6.39%
                        2003                   5.76%
                        2004                   2.12%
                        2005                   3.20%
                        2006                   4.70%
                        2007                   6.18%

During the periods shown in the chart, the highest return for a quarter was 3.85% (quarter ended 09/30/98) and the lowest return for a quarter was (1.57)% (quarter ended 06/30/04).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007


The average annual return table compares the average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.


                                                                          1 YEAR        5 YEARS        10 YEARS
---------------------------------------------------------------------- -------------- ------------ -----------------
Average Annual Return Before Taxes                                         6.18%         4.38%          5.24%
Average Annual Return After Taxes on Distributions*                        4.59%         3.02%          3.43%
Average Annual Return After Taxes on Distributions and Sale of Fund
  Shares*                                                                  4.00%         2.94%          3.36%
Merrill Lynch 1-3 Year U.S. Corporate/Government Index** (reflects
no deduction for fees, expenses, or taxes)                                 6.87%         3.35%          4.97%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
** The Merrill Lynch 1-3 Year U.S. Corporate/Government Index is a market-value weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment grade U.S. domestic debt. Maturities of the securities range from one to three years.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------


This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ten days. For more information, see "Redemption Fees" in the "Transaction Policies" section.


      Redemption Fee (as a percentage of amount redeemed)       2.00%



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.30%
Other Expenses                                                       0.97%
Acquired Fund Fees and Expenses                                      0.01%
                                                                     -----
Total Annual Fund Operating Expenses*+                               1.28%
* The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
+ The actual Total Annual Fund Operating Expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 0.60% of the Fund's average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time.

         With this fee reduction, the actual Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) were as follows:


     Analytic Short-Term Income Fund                                 0.61%

For more information about Management Fees, see "Investment Management."

EXAMPLE


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs of investing $10,000 in the Fund would be:

        1 YEAR            3 YEARS          5 YEARS          10 YEARS
         $130              $406             $702             $1,545

INVESTING WITH THE FUNDS

BUYING SHARES
--------------------------------------------------------------------------------

BY MAIL


         All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

         Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."


         The Funds generally do not accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

         REGULAR MAIL ADDRESS

         The Analytic Funds
         P.O. Box 219009
         Kansas City, MO 64121

         EXPRESS MAIL ADDRESS

         The Analytic Funds
         430 West 7th Street
         Kansas City, MO 64105

BY WIRE

         To open an account by wire, call 1-866-777-7818 for details. To add to an existing account by wire, transmit your money using the instructions set forth below. Be sure to include the Fund name and your account number.

         WIRING INSTRUCTIONS


         UMB Bank, N.A.
         ABA # 101000695
         The Analytic Funds
         DDA Acct. # 9871063178
         Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA ACH)

         You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually or annually, in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at the regular or express mail address listed above. Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS


         You can open an account with a Fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can buy additional shares of a Fund for as little as $100.


FUND CODES


         Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange shares, check daily net asset value per share ("NAV") or obtain additional information.

         -------------------------------- ---------------- ----------- ---------
         FUND NAME                         TRADING SYMBOL    CUSIP     FUND CODE
         -------------------------------- ---------------- ----------- ---------
         Analytic Global Long-Short Fund        ANGLX      00758M154     1285
         -------------------------------- ---------------- ----------- ---------
         Analytic Short-Term Income Fund        ANSTX      00758M279     1283
         -------------------------------- ---------------- ----------- ---------


REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL


         You may request a redemption by mail at the regular mail or express mail address listed above. Your written request, signed by all registered parties on the account, should specify:


                  o        The Fund name(s);

                  o        The account number;

                  o The dollar amount or number of shares you wish to redeem;

                  o        The account name(s); and

                  o The address to which redemption (sale) proceeds should be sent.


         All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

         Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via Automated Clearing House
         (ACH) to your bank account once you have established banking instructions with the Fund.

         If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


BY TELEPHONE


         You must first establish the telephone redemption privilege (and, if desired, the ACH and wire redemption privilege) by completing the appropriate sections of the account application.

         Call 1-866-777-7818 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

         If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------


         At no charge, you may exchange shares of one Analytic Fund for shares of the other Analytic Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

         The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


         You may buy, sell or exchange shares of the Funds on each day the New York Stock Exchange ("NYSE") is open for business (a "Business Day") at a price equal to its NAV next computed after it receives and accepts your order. The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete, contains all necessary information and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the NYSE is open for trading that day. If the NYSE closes early
         - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time.

         The Funds calculate their NAVs by adding the total value of the assets, subtracting the liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

         With respect to non-U.S. securities held by the Analytic Global Long-Short Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States or other relevant information related to the securities.

         When valuing fixed-income securities with remaining maturities of more than 60 days, the Analytic Short-Term Income Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, the Fund may use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing. Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


         You may buy or sell shares of the Funds through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. Your financial intermediary may charge additional transaction fees for its services.


         Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Funds by the time they price their shares on the following Business Day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


IN-KIND TRANSACTIONS


         Under certain conditions and at the Funds' discretion, you may pay for shares of a Fund with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event that shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.

PAYMENT OF REDEMPTION PROCEEDS

         Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form (meaning that it is complete and contains all necessary information and all supporting documentation, such as proper signature guarantees, IRA rollover forms, etc.).


         If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing. The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.


         If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

REDEMPTION FEES


         In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Analytic Global Long-Short Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 60 days, and the Analytic Short-Term Income Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than ten (10) days. These redemption fees are deducted from a shareholder's redemption proceeds and cannot be paid separately. The proceeds of any redemption fees are credited to the assets of the applicable Fund. The fees do not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

         Each redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the applicable redemption fee on customer accounts and collect and remit the proceeds to the applicable Fund. However, the Funds recognize that, due to operational and systems limitations, intermediaries' methods for tracking and calculating the applicable redemption fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fees, the Funds may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

         Each Fund reserves the right to waive its redemption fee in its sole discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

TELEPHONE TRANSACTIONS


         The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone that they reasonably believe to be genuine.


RIGHTS RESERVED BY THE FUNDS

PURCHASES

         At any time and without notice, the Funds may:

                  o        Stop offering shares;

                  o        Reject any purchase order; or


                  o Bar an investor engaged in a pattern of excessive trading from buying shares. Excessive trading can adversely affect performance by disrupting management and by increasing expenses. The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information on the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures."


REDEMPTIONS

         At any time, and without notice, the Funds may change or eliminate any of the redemption methods described herein, except redemption by mail. The Funds may suspend your right to redeem if:

                  o        Trading on the NYSE is restricted or halted; or


                  o The U.S. Securities and Exchange Commission ("SEC") allows the Funds to delay redemptions.


EXCHANGES

         The Funds may:


                  o Modify or cancel the exchange program at any time upon 60 days' written notice to shareholders;


                  o        Reject any request for an exchange; or


                  o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES


         The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in frequent short-term trading that could be considered excessive or "market timing." This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

         In addition, because the Analytic Global Long-Short Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Analytic Global Long-Short Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price."

         The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:

                  o Shareholders are restricted from making more than four "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers will reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

                  o The Analytic Global Long-Short Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 60 days (subject to certain exceptions as discussed in "Redemption Fees").

                  o The Analytic Short-Term Income Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than ten days (subject to certain exceptions as discussed in "Redemption Fees").

                  o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


         Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

         Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


         What this means to you: when you complete a new account application, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.


         The Funds are required by law to reject your new account application if the required identifying information is not provided.


         In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

         Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within the timeframe established in the sole discretion of the Funds, your application will be rejected.

         Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

         However, each Fund reserves the right to close your account at the NAV next calculated after the Fund determines to close your account (less any applicable redemption fees) if it is unable to verify your identity, or for other reasons. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the NAV next calculated after it determines to close your account (less applicable redemption fees) and remit proceeds to you via check. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM


         Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to:
         (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


SMALL ACCOUNTS

         The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. See "Buying Shares--Minimum Investments" for minimum investment amounts. This provision does not apply:

                  o        To retirement accounts and certain other accounts; or

                  o When the value of your account falls because of market fluctuations and not your redemptions.

         The Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS


         Normally, the Analytic Global Long-Short Fund distributes its net investment income annually and the Analytic Short-Term Income Fund accrues dividends daily and pays them monthly to shareholders. In addition, the Funds distribute their net capital gains at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.


FEDERAL TAXES


         The following is a summary of the federal income tax consequences of investing in a Fund. This summary does not apply to shares held in an individual retirement account or other tax qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in a Fund.

TAXES ON DISTRIBUTIONS


         Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. The Analytic Short-Term Income Fund primarily expects to make distributions that do not constitute either capital gains distributions or qualified dividend income. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

         You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-7818 to find out when the Funds expect to make a distribution to shareholders.


         Each sale or exchange of shares of a Fund may be a taxable event. For tax purposes, an exchange of shares of one Analytic Fund for another is the same as a sale.

         A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares 12 months or less, long-term if you held the shares for longer.

         To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. A Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


         More information about taxes is available in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUNDS

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------


         In addition to the Funds' principal investment strategies, the Funds may use the investment strategies described below. Each Fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of a Fund's investment practices and its risks, you should read the SAI.


FOREIGN SECURITIES


         The Analytic Global Long-Short Fund will ordinarily invest a significant portion of its assets in foreign securities. In addition, the Analytic Short-Term Income Fund may invest up to 20% of its total assets in foreign securities. Foreign securities are securities of companies located outside the United States, ADRs, EDRs, and other similar global instruments. When a Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.


SHORT-TERM INVESTING


         The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, a Fund may invest up to 100% of its assets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Funds' investment objectives. A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

         When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal investment strategies.


INFORMATION ABOUT PORTFOLIO HOLDINGS


         The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten
         (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/analytic. The information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of each Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' SAI for a full description of the policies and procedures that govern disclosure of each Fund's portfolio holdings.


PORTFOLIO TURNOVER

         The Funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by a Fund. Shareholders generally must pay tax on such capital gains.



INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


         Analytic Investors, LLC, a California corporation located at 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013, is the investment adviser to each of the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of March 31, 2008, the Adviser had approximately $12.1 billion in assets under management. The Adviser was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. The Adviser serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. The Adviser is an affiliate of Old Mutual (US) Holdings Inc. ("Old Mutual") (formerly named United Asset Management Corporation). Old Mutual is a subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.

         For its services, each Fund pays the Adviser a management fee, as set forth below. The Adviser has voluntarily agreed to limit the total annual Fund operating expenses of the Funds (excluding interest, taxes, dividend expense on securities sold short, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the amounts listed, as a percentage of each Fund's average daily net assets, in the following table. To maintain these expense limits, the Adviser may reduce a portion of its management fees and reimburse certain expenses of the Funds. The Adviser intends to continue these fee reductions and reimbursements until further notice, but may discontinue them at any time. The table also lists the amount each Fund paid to the Adviser during the most recent fiscal year, as a percentage of its average daily net assets.

                                                                            Analytic Global       Analytic Short-Term
                                                                            Long-Short Fund           Income Fund
         --------------------------------------------------------------- ---------------------- ------------------------
         Contractual Management Fee                                             1.00%*                   0.30%
         --------------------------------------------------------------- ---------------------- ------------------------
         Expense Limits                                                          1.30%**                 0.60%
         --------------------------------------------------------------- ---------------------- ------------------------
         Advisory Fee Paid (After Reductions) to the Adviser During              0.00%                   0.00%
         the Most Recent Fiscal Year
         --------------------------------------------------------------- ---------------------- ------------------------

         * The contractual management fee for the Analytic Global Long-Short Fund is 1.00% for the first $100 million in average daily net assets and 0.80% thereafter.
         ** This limit does not apply to, among other expenses, dividend expense on securities sold short, which for the fiscal year ended December 31, 2007 was 3.05% of the Fund's average daily net assets.

         A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Annual Report dated December 31, 2007.

PORTFOLIO MANAGERS


         A team of investment professionals at the Adviser is jointly and primarily responsible for the day-to-day management of each Fund. The following Portfolio Managers comprise the investment team.

         Mr. Dennis Bein, Chief Investment Officer and Portfolio Manager, co-manages the Analytic Global Long-Short Fund and generally oversees all aspects of the day-to-day management of each Fund. Mr. Bein also has primary responsibility for the oversight of the Adviser's equity-based investment strategies. Mr. Bein joined the Adviser in 1995 and has over 18 years of investment experience. Mr. Bein has a B.A. from the University of California, Riverside and an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside.

         Mr. Greg McMurran, Chief Investment Officer and Portfolio Manager, co-manages the Analytic Global Long-Short Fund and the Analytic Short-Term Income Fund and generally oversees all aspects of the day-to-day management of each Fund. Mr. McMurran also has primary responsibility for the oversight of the Adviser's derivatives-based investment strategies. Mr. McMurran joined the Adviser in 1976 and has over 32 years of investment experience. Mr. McMurran has a B.S. from the University of California, Irvine and an M.A. in Economics at California State University, Fullerton.

         Mr. Doug Savarese, Portfolio Manager, co-manages the Analytic Global Long-Short Fund and, under Mr. Bein's direction, serves as a portfolio manager for global equity-based strategies. Mr. Savarese joined the Adviser in 1999 and has over 21 years of investment experience. Mr. Savarese has a B.A. in Mathematics and a B.S. in Business Studies from the Richard Stockton College.

         Mr. David Krider, Portfolio Manager, co-manages the Analytic Global Long-Short Fund, and under Mr. Bein's direction, serves as a portfolio manager for global equity-based strategies. Mr. Krider joined the Adviser in 2005, and has over four years of investment experience. Before joining the Adviser, Mr. Krider was the founder of Visualize, Inc., and served as the firm's Chief Technology Officer from 1996-2005. Mr. Krider has a B.S. in Economics and Computer Science from the California Institute of Technology.

         Dr. Robert Murdock, Portfolio Manager, co-manages the Analytic Global Long-Short Fund and the Analytic Short-Term Income Fund and, under Mr. McMurran's direction, serves as lead portfolio manager for futures-based strategies. Dr. Murdock joined the Adviser in 1997 and has over 18 years of investment experience. Dr. Murdock has a B.S. from the University of Wyoming, an M.B.A. from the Amos Tuck School of Business, an M.A. from the University of Pennsylvania and a Ph.D. from the Anderson Graduate School of Management at the University of California, Los Angeles.

         Dr. Harindra de Silva, President and Portfolio Manager, co-manages the Analytic Global Long-Short Fund and the Analytic Short-Term Income Fund and heads the firm's research efforts on behalf of each Fund. Dr. de Silva joined the Adviser in 1995 and has over 22 years of investment experience. Dr. de Silva has a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology, an M.B.A. and an M.S. from the University of Rochester and a Ph.D. in Finance from the University of California, Irvine.

         Mr. Scott Barker, Portfolio Manager, co-manages the Analytic Short-Term Income Fund and, under Mr. McMurran's direction, serves as lead portfolio manager for options-based strategies. Mr. Barker joined the Adviser in 1995 and has over 15 years of investment experience. Mr. Barker received a B.A. from Pomona College.

         The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


         The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

         The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.


PAYMENTS TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------


         From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years. Certain information contained in the table reflects the financial results for a single share. The total return in the tables represents the rate that an investor would have earned on an investment in each Fund assuming all dividends and distributions were reinvested. The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-7818.

ANALYTIC GLOBAL LONG-SHORT FUND
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31,                                     2007         2006        2005        2004       2003
NET ASSET VALUE, BEGINNING OF YEAR                          $11.17       $10.06      $ 9.10      $8.51      $6.75
                                                            ------       ------      ------      -----      -----
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)*                              0.28         0.25        0.03      (0.12)      0.03
   Net Realized and Unrealized Gain (Loss)                   (0.85)        1.10        0.93       0.71       1.76
                                                            ------       ------      ------      -----      -----
       Total From Investment Operations                      (0.57)        1.35        0.96       0.59       1.79
                                                            ------       ------      ------      -----      -----
Redemption Fees                                               0.01           --**        --**       --         --
Dividends and Distributions:
   Net Investment Income                                     (0.52)       (0.24)         --         -- **   (0.03)
   Net Realized Gain                                            --           --          --         --         --
                                                                --           --          --         --         --
       Total Dividends and Distributions                     (0.52)       (0.24)         --         -- **   (0.03)
                                                            ------       ------      ------      -----      -----
Net Asset Value, End of Year                                $10.09       $11.17      $10.06      $9.10      $8.51
                                                            ======       ======      ======      =====      =====
Total Return+                                                (5.03)%      13.39%      10.55%      6.98%     26.59%
                                                            ======       ======      ======      =====      ======
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)                         $8,636       $12,718     $5,479      $2,643     $2,267
Ratio of Expenses to Average Net Assets (including
   Dividend Expense)                                          4.36%(3)     3.93%(2)    4.04%(1)   3.90%      2.04%
Ratio of Expenses to Average Net Assets (excluding
   Dividend Expense)                                          1.31%(3)     1.31%(2)    1.31%(1)    .30%      1.30%
Ratio of Expenses to Average Net Assets (excluding
   Waivers, Reimbursements and Fees Paid Indirectly and
   Including Dividend Expense)                                5.86%        6.18%       6.13%      8.06%      7.42%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                     2.49%        2.29%       0.28%     (1.41)%     0.35%
Portfolio Turnover Rate                                        262%         117%        134%        73%       162%

*        Per share amounts for the year are based on average outstanding shares.
**       Amount represents less than $0.01.
+ Total return would have been lower had certain expenses not been waived and/or reimbursed by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) The Ratio of Expenses to Average Net Assets (both including and excluding Dividend Expense) excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 4.03% (including Dividend Expense) and 1.30% (excluding Dividend Expense), respectively, for the year ended December 31, 2005.
(2) The Ratio of Expenses to Average Net Assets (both including and excluding Dividend Expense) excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 3.92% (including Dividend Expense) and 1.30% (excluding Dividend Expense), respectively, for the year ended December 31, 2006.
(3) The Ratio of Expenses to Average Net Assets (both including and excluding Dividend Expense) excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 4.35% (including Dividend Expense) and 1.30% (excluding Dividend Expense), respectively, for the year ended December 31, 2007.

Amounts designated as "--" are either $0 or have been rounded to $0.

ANALYTIC SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31,                                     2007         2006         2005       2004       2003
NET ASSET VALUE, BEGINNING OF YEAR                          $10.29       $10.24      $10.37      $10.45     $10.19
                                                            ------       ------      ------      ------     ------
Income from Investment Operations:
   Net Investment Income*                                     0.44         0.41        0.28        0.16       0.16
   Net Realized and Unrealized Gain                           0.19         0.06        0.05        0.06       0.42
                                                            ------       ------      ------      ------     ------
       Total From Investment
       Operations                                            0.63          0.47        0.33        0.22       0.58
                                                            ------       ------      ------      ------     ------
Redemption Fees                                                 -- **        --          --          --         --
Dividends and Distributions:
   Net Investment Income                                     (0.45)       (0.42)(1)   (0.46)      (0.27)     (0.32)
   Net Realized Gain                                         (0.01)          --          --       (0.03)        --
                                                            ------           --          --      ------         --
       Total Dividends and
       Distributions                                         (0.46)       (0.42)      (0.46)      (0.30)     (0.32)
                                                            ------       ------      ------      ------     ------
Net Asset Value, End of Year                                $10.46       $10.29      $10.24      $10.37     $10.45
                                                            ======       ======      ======      ======     ======

Total
Return+                                                       6.18%        4.70%       3.20%       2.12%      5.76%
                                                            ======        =====       =====       =====      =====
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)                         $78,119      $65,053     $48,349     $25,874    $15,055
Ratio of Expenses to Average Net Assets                       0.61%(2)    0.61%(2)     0.60%(2)    0.60%      0.60%
Ratio of Expenses to Average Net Assets (excluding
   Waivers, Reimbursements and Fees Paid Indirectly
   and Including Dividend Expense)                            1.27%        1.47%       1.12%       1.55%      2.26%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                     4.28%        3.99%       2.70%       1.55%      1.53%
Portfolio Turnover
   Rate                                                         54%          23%         100%        25%        22%

*        Per share amounts for the year are based on average outstanding shares.
**       Amount represents less than $0.01.
+ Total return would have been lower had certain expenses not been waived and/or reimbursed by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)      Includes a return of capital of $(0.02).
(2) The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expenses were included, the ratio would have been 0.60%.
Amounts designated as "--" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND
                               THE ANALYTIC FUNDS

INVESTMENT ADVISER


Analytic Investors, LLC
555 West Fifth Street, 50th Floor
Los Angeles, CA 90013


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI")


The SAI, dated May 1, 2008, includes detailed information about The Advisors' Inner Circle Fund and the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list the Funds' portfolio holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call (Toll Free) 1-866-777-7818

BY MAIL:  Write to us at:
Analytic Funds
P.O. Box 219009
Kansas City, Missouri 64121-9009

BY INTERNET: www.aninvestor.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Funds, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549- 0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-06400.

                                                                 ANA-PS-001-0700

                       STATEMENT OF ADDITIONAL INFORMATION

                         ANALYTIC GLOBAL LONG-SHORT FUND
                         ANALYTIC SHORT-TERM INCOME FUND


                EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                   MAY 1, 2008

                               INVESTMENT ADVISER:
                             ANALYTIC INVESTORS, LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and its series, the Analytic Global Long-Short Fund and the Analytic Short-Term Income Fund (each, a "Fund" and collectively, the "Funds"). This SAI should be read in conjunction with the Funds' prospectus dated May 1, 2008. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2007 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2007 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectus or Annual Report free of charge by calling the Funds at 1-866-777-7818.

                                TABLE OF CONTENTS

THE TRUST...............................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES.........S-1
DESCRIPTION OF PERMITTED INVESTMENTS....................................S-2
INVESTMENT POLICIES OF THE FUNDS.......................................S-28
INVESTMENT ADVISORY AND OTHER SERVICES.................................S-30
PORTFOLIO MANAGERS.....................................................S-32
THE ADMINISTRATOR......................................................S-34
THE DISTRIBUTOR........................................................S-35
PAYMENTS TO FINANCIAL INTERMEDIARIES...................................S-35
TRANSFER AGENT.........................................................S-36
CUSTODIAN..............................................................S-36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................S-36
LEGAL COUNSEL..........................................................S-37
TRUSTEES AND OFFICERS OF THE TRUST.....................................S-37
PURCHASING AND REDEEMING SHARES........................................S-42
DETERMINATION OF NET ASSET VALUE.......................................S-42
TAXES    ..............................................................S-43
BROKERAGE ALLOCATION AND OTHER PRACTICES...............................S-47
DISCLOSURE OF PORTFOLIO HOLDINGS.......................................S-49
DESCRIPTION OF SHARES..................................................S-50
SHAREHOLDER LIABILITY..................................................S-51
LIMITATION OF TRUSTEES' LIABILITY......................................S-51
PROXY VOTING...........................................................S-51
CODES OF ETHICS........................................................S-51
5% AND 25% SHAREHOLDERS................................................S-52
APPENDIX A - RATINGS....................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.......................B-1

May 1, 2008
ANA-SX-001-0700

THE TRUST


GENERAL. Each Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUNDS. The Analytic Global Long-Short Fund, previously the Analytic International Fund, is a successor to the UAM Funds, Inc. II Analytic International Fund (the "Predecessor International Fund"). The Analytic Short-Term Income Fund is a successor to the UAM Funds, Inc. II Analytic Short-Term Income Fund (the "Predecessor Short-Term Income Fund" and together with the Predecessor International Fund, the "Predecessor Funds"). The dates of inception of the Predecessor International Fund and the Predecessor Short-Term Income Fund were September 30, 1999 and July 1, 1993, respectively. The Predecessor Funds dissolved and reorganized into the Analytic Global Long-Short Fund and the Analytic Short-Term Income Fund, respectively, on June 24, 2002 (the "Reorganization"). Substantially all of the assets of each Predecessor Fund were transferred to its successor in connection with the Funds' commencement of operations on June 24, 2002. The Predecessor Funds were managed by Analytic Investors, LLC ("Analytic" or the "Adviser"), the Funds' investment adviser, using substantially similar investment objectives, strategies, policies and restrictions as those used by the Funds following the Reorganization. Effective May 1, 2003, the Analytic International Fund changed its name to the Analytic Global Long-Short Fund and began employing the investment strategy described in the Funds' prospectus and further described in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES


Each Fund's investment objectives and principal investment strategies are described in the prospectus.

Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended, (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

ANALYTIC GLOBAL LONG-SHORT FUND


The Adviser believes the characteristics that drive stock prices can be systematically identified and measured. There are several basic elements used to determine a stock's attractiveness, including relative valuation, growth potential, historical return momentum, liquidity, and risk. The valuation process examines dozens of financial measures within these five elements. The Adviser accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change in the future. As a result, the Adviser has developed a unique weighting process for each of these financial measures, which allows its approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The Global Equity process commences by developing rankings for all the companies in the Global Equity Universe based on the combined attractiveness of the basic elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock.


ANALYTIC SHORT-TERM INCOME FUND

The Analytic Short-Term Income Fund is a fixed income fund that invests primarily in high-grade debt instruments of short maturities of three years or less. While the Fund invests more than half its assets in U.S. Treasury and agency securities, the portfolio management team may enhance performance through three sources of value: (1) selected use of short-term corporate securities; (2) a sophisticated approach to finding and exploiting yield curve arbitrage opportunities; and (3) tactical investments in short-term interest rate differentials between major global economies.


DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with that Fund's investment objective and as permitted by its stated policies.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities. This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

         o        By the right of the issuer to borrow from the U.S. Treasury;

         o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

         o        By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a

Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.


FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.



SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

         o Has total assets of at least $1 billion, or the equivalent in other currencies;
         o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
         o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."


ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


An effective duration of three years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 3%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 3%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o        INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o        PREPAYMENT RISK


This risk primarily affects mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o        EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o        CREDIT RATING


Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable treasury securities.


Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's,

S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A ratings agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES


Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. Derivative contracts and securities can be used to reduce or increase the volatility of a Fund's total performance. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.


TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.


Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."


Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.


A Fund may incur commission expenses when it opens or closes a futures position.


OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o        PURCHASING PUT AND CALL OPTIONS


When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

         o        Allowing it to expire and losing its entire premium;
         o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
         o        Closing it out in the secondary market at its current price.

o        SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

         o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
         o A call option on the same security or index with the same or lesser exercise price;
         o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
         o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

         o        Entering into a short position in the underlying security;

         o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
         o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
         o        Maintaining the entire exercise price in liquid securities.

o        OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o        OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.


The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o        COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

         o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).
         o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.
         o        Do not require an initial margin deposit.
         o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o        EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o        INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o        CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

         o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

         o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

         o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:


         o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

         o Have to purchase or sell the instrument underlying the contract;

         o        Not be able to hedge its investments; and

         o        Not be able to realize profits or limit its losses.


Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:


         o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

         o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

         o The facilities of the exchange may not be adequate to handle current trading volume;

         o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

         o Investors may lose interest in a particular derivative or category of derivatives.


MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.


If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:


         o        Actual and anticipated changes in interest rates;

         o        Fiscal and monetary policies; and

         o        National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.




EQUITY SECURITIES

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, rights and warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time, as discussed further below.

TYPES OF EQUITY SECURITIES:


COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.


PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

         o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

         o Factors affecting an entire industry, such as increases in production costs; and

         o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. The Funds can invest in foreign securities in a number of ways:


         o They can invest directly in foreign securities denominated in a foreign currency;

         o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

         o        They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:


AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts ("EDRs") are similar to ADRs, except that they are typically issued by European banks or trust companies.


ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:


         o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;


         o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

         o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;


         o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

         o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or OTC market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.


Foreign stock markets:


         o Are generally more volatile than, and not as developed or efficient as, those in the United States;

         o        Have substantially less volume;

         o Trade securities that tend to be less liquid and experience rapid and erratic price movements;

         o Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

         o Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

         o May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than United States markets because:

         o Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

         o Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

         o In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

         o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

         o Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

         o Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


FOREIGN CURRENCY RISK - While each Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

         o        It may be expensive to convert foreign currencies into U.S.
                  dollars and vice versa;

         o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

         o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

         o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

         o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

         o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

         o        Have relatively unstable governments;

         o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

         o Offer less protection of property rights than more developed countries; and

         o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES


A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, Fund shareholders would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.


REPURCHASE AGREEMENTS


A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The underlying collateral will consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.


When a Fund enters into a repurchase agreement it will:

         o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

         o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED AND ILLIQUID SECURITIES


While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


SECURITIES LENDING


The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value a Fund (including the loan collateral). The Funds will not lend portfolio securities to their investment adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.


By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

         o        Take advantage of an anticipated decline in prices.

         o        Protect a profit in a security it already owns.


A Fund may lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund may profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.


To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to a Fund.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:


         o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. This limitation does not apply to the Analytic Global Long-Short Fund.


         o The market value of the securities of any single issuer that have been sold short by a Fund would exceed three percent (3%) of the value of a Fund's net assets.

         o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS

A Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other investment requirements in this SAI immediately after and as a result of its acquisition of a security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding voting securities of a Fund, as defined by the 1940 Act. No Fund may:

         o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

         o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time.

         o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

         o Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

         o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

         o Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         o Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following limitations are non-fundamental, which means a Fund may change them without shareholder approval. A Fund may:


         o Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.


         o Not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes,
                  (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

           Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

         o Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

         o Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

         o        Invest in the securities of foreign issuers.

         o Purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.


         o The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.


         o Invest in illiquid and restricted securities to the extent permitted by applicable law.


                  Each Fund intends to follow the policies of the U.S. Securities and Exchange Commission ("SEC") as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.


         o Write covered call options and may buy and sell put and call options.

         o        Enter into repurchase agreements.

         o Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

         o Sell securities short and engage in short sales "against the box."

         o        Enter into swap transactions.


Further, the Analytic Short-Term Income Fund may not change its investment strategy to invest at least 80% of its net assets in "income producing" U.S. government securities without 60 days' prior written notice to shareholders.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER. Analytic Investors, LLC, located at 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013, is the investment adviser to the Funds. The Adviser was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term shareholders. It is one of the oldest investment management firms in this specialized area. In 1985 Analytic Investors, LLC became a wholly-owned subsidiary of United Asset Management Corporation, which was in turn purchased by London-based global financial services company Old Mutual plc in 2000. Today, Analytic Investors, LLC is a wholly owned subsidiary of Old Mutual (US) Holdings Inc., which is marketed under the name Old Mutual Asset Management. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management, which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option and yield curve strategies. As of March 31, 2008, the Adviser had approximately $12.1 billion in assets under management.


Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In 2000, Old Mutual plc, a financial services group based in the United Kingdom, purchased all of the shares of United Asset Management Corporation. Subsequently, the name of United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US acquired or organized more than 23 affiliated firms. The affiliated firms provide investment management to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or Funds of the Trust.

The Adviser utilizes state of the art quantitative investment management techniques in seeking to deliver superior investment performance. The Adviser believes that the use of such techniques allow it to fulfill its clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The firm has based its investment decisions on quantitative techniques for more than 25 years.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") with respect to the Funds. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under the Advisory Agreement.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

ADVISORY FEES PAID TO THE ADVISER. For its services, the Analytic Short-Term Income Fund pays the Adviser a management fee calculated at an annual rate of 0.30% of average daily net assets. The Analytic Global Long-Short Fund pays the Adviser a management fee calculated at an annual rate of 1.00% for the first $100 million in average daily net assets and 0.80% thereafter. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser.

For the last three fiscal years, the Funds paid the following in management fees to the Adviser:



-------------- -------------------------------------- --------------------------------------- ------------------------
    FUND               CONTRACTUAL FEES PAID          FEES WAIVED BY THE ADVISER (1)              TOTAL FEES PAID
                                                                                                  (AFTER WAIVERS)
-------------- ------------ ------------ ------------ ------------ ------------ ------------- ------- -------- -------
                  2005         2006         2007         2005         2006          2007       2005    2006     2007
-------------- ------------ ------------ ------------ ------------ ------------ ------------- ------- -------- -------
Analytic         $50,643      $85,595      $135,794     $50,643      $85,595      $135,794      $0       $0      $0
Global
Long-Short
Fund
-------------- ------------ ------------ ------------ ------------ ------------ ------------- ------- -------- -------
Analytic         $105,337     $182,196     $217,995     $105,337     $182,196     $217,995      $0       $0      $0
Short-Term
Income Fund
-------------- ------------ ------------ ------------ ------------ ------------ ------------- ------- -------- -------

1 For the fiscal years ended December 31, 2005, 2006 and 2007, the Adviser also reimbursed expenses of $55,601, $106,973 and $68,005, respectively, for the Analytic Global Long-Short Fund and $75,569, $343,873, and $261,355, respectively, for the Analytic Short-Term Income Fund, pursuant to the terms of its voluntary expense limitation agreement with the Funds.


PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio manager is compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of each Fund. The portfolio managers' compensation consists of an industry competitive base salary, discretionary bonus, and deferred compensation consisting of an allocation to the Adviser's commingled fund with a three-year vesting period. The Adviser considers three factors in awarding a discretionary bonus, including (i) pre-tax performance results of the portfolio manager's investment strategy as compared to each strategy's specific benchmark, as well as the Adviser's annual performance targets, (ii) overall annual performance of the Adviser, in terms of profitability, and (iii) the individual portfolio manager's contribution, based on goals established during the performance period. The following table represents the benchmarks against which each portfolio manager's performance results are compared:


--------------------------------------------------------------------------------------------------------------------
  INVESTMENT STRATEGY                                  BENCHMARK
--------------------------------------------------------------------------------------------------------------------
  U.S. Core Equity                                     S&P 500 Index
--------------------------------------------------------------------------------------------------------------------
  U.S. Market Neutral                                  90-day T-bills
--------------------------------------------------------------------------------------------------------------------
  U.S. Value Equity                                    S&P/Barra Value Index
--------------------------------------------------------------------------------------------------------------------
  Japanese Equity Market Neutral                       JPY 1-month LIBOR or U.S. 1-month LIBOR
--------------------------------------------------------------------------------------------------------------------
  Canadian Market Neutral                              Scotia 3-month T-bill
--------------------------------------------------------------------------------------------------------------------
  Global Long Short Equity*                            60% MSCI EAFE/40% 90-day T-bills
--------------------------------------------------------------------------------------------------------------------
  Global Asset Allocation                              U.S. 1-month LIBOR or client customized benchmark
--------------------------------------------------------------------------------------------------------------------
  U.S. Fixed Income*                                   Merrill 1-3 Year Treasury Index
--------------------------------------------------------------------------------------------------------------------
  Dynamic Hedging                                      U.S. 90-day T-bills
--------------------------------------------------------------------------------------------------------------------


* The Global Long Short Equity and U.S. Fixed Income strategies are used in evaluating each portfolio manager's performance in managing the Analytic Global Long-Short Fund and Analytic Short-Term Income Fund, respectively, in addition to other accounts that utilize the same or similar investment strategies.

Portfolio managers' base salaries are typically reviewed on an annual basis, based on the anniversary of each portfolio manager's date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").



---------------------------------- ---------------------------------------------------------------------------------
NAME                                                         DOLLAR RANGE OF FUND SHARES*
---------------------------------- ---------------------------------------------------------------------------------
Doug Savarese                                    Analytic Global Long-Short Fund: $50,001 - $ 100,000
                                                        Analytic Short-Term Income Fund: None
---------------------------------- ---------------------------------------------------------------------------------
Robert Murdock                                  Analytic Global Long-Short Fund: $100,001 - $ 500,000
                                                        Analytic Short-Term Income Fund: None
---------------------------------- ---------------------------------------------------------------------------------
Dennis Bein                                      Analytic Global Long-Short Fund: $50,001 - $ 100,000
                                                 Analytic Short-Term Income Fund: $50,001 - $ 100,000
---------------------------------- ---------------------------------------------------------------------------------
Greg McMurran                                   Analytic Global Long-Short Fund: $100,001 - $ 500,000
                                               Analytic Short-Term Income Fund: $500,001 - $ 1,000,000
---------------------------------- ---------------------------------------------------------------------------------
Harindra de Silva                               Analytic Global Long-Short Fund: $100,001 - $ 500,000
                                                 Analytic Short-Term Income Fund: $50,001 - $ 100,000
---------------------------------- ---------------------------------------------------------------------------------
Scott Barker                                     Analytic Global Long-Short Fund: $50,001 - $ 100,000
                                                        Analytic Short-Term Income Fund: None
---------------------------------- ---------------------------------------------------------------------------------
David Krider                                            Analytic Global Long-Short Fund: None
                                                        Analytic Short-Term Income Fund: None
---------------------------------- ---------------------------------------------------------------------------------

*        Valuation date is December 31, 2007.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as set forth in the following table. The numbers in parentheses indicate the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee. The information below is provided as of December 31, 2007.



----------------- ------------- ------------- -------------- -------------------------- ------------- ----------------------
                   NUMBER OF    TOTAL ASSETS    NUMBER OF          TOTAL ASSETS          NUMBER OF        TOTAL ASSETS
                    ACCOUNTS     (MILLIONS)     ACCOUNTS            (MILLIONS)            ACCOUNTS         (MILLIONS)
----------------- ------------- ------------- -------------- -------------------------- ------------- ----------------------
Doug Savarese          0             $0             8                 $787.2                 3               $120.6
                      (0)           ($0)           (7)               ($765.7)               (3)             ($120.6)
----------------- ------------- ------------- -------------- -------------------------- ------------- ----------------------
Robert Murdock         5          $1,572.7          3                 $225.2                 4              $1,071.6
                      (0)           ($0)           (2)               ($125.7)               (1)             ($800.0)
----------------- ------------- ------------- -------------- -------------------------- ------------- ----------------------
Dennis Bein            15         $4,549.8         24                $2,429.3                34             $3,912.3
                      (0)           ($0)          (15)              ($1,616.2)              (13)           ($1,261.3)
----------------- ------------- ------------- -------------- -------------------------- ------------- ----------------------
Greg McMurran          7          $1,744.3          3                 $225.2                 5              $1,086.1
                      (0)           ($0)           (2)               ($125.7)               (1)             ($800.0)
----------------- ------------- ------------- -------------- -------------------------- ------------- ----------------------
Harindra de            15         $4,628.0         24                $2,287.7                33             $4,762.2
Silva                 (0)           ($0)          (16)              ($1,469.4)              (14)           ($2,061.3)
----------------- ------------- ------------- -------------- -------------------------- ------------- ----------------------
Scott Barker           6          $1,595.4          0                   $0                   1                $14.5
                      (0)           ($0)           (0)                 ($0)                 (0)               ($0)
----------------- ------------- ------------- -------------- -------------------------- ------------- ----------------------
David Krider           3           $354.3           3                 $137.8                 2               $370.2
                      (0)           ($0)           (0)                 ($0)                 (2)             ($370.2)
----------------- ------------- ------------- -------------- -------------------------- ------------- ----------------------

( ) Represents the assets of the accounts within the total number of accounts that are subject to a performance-based fee.

CONFLICTS OF INTERESTS. Each portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers manage accounts with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.


THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration

Agreement, the Administrator also serves as the shareholder servicing agent for each Fund whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in average daily net assets, 0.10% for the next $250 million in average daily net assets, 0.08% for the next $250 million in average daily net assets and 0.04% for all average daily net assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended December 31, 2005, 2006 and 2007, the Funds paid the following administration fees:




------------------------------------------ -------------------------------------------------------------------------
                  FUND                                             ADMINISTRATION FEES PAID
------------------------------------------ ------------------------ ------------------------- ----------------------
                                                    2005                      2006                    2007
------------------------------------------ ------------------------ ------------------------- ----------------------
Analytic Global Long-Short Fund                    $10,781                  $30,454                  $39,483
------------------------------------------ ------------------------ ------------------------- ----------------------
Analytic Short-Term Income Fund                    $77,137                  $219,546                $210,517
------------------------------------------ ------------------------ ------------------------- ----------------------


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested parties" of the Trust and have no direct or indirect financial interest in the operation of the plan or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.


TRANSFER AGENT


DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.


CUSTODIAN


Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 37 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.



----------------------------- ------------------ ------------------------------ --------------------------------------------
                                  POSITION
          NAME AND             WITH TRUST AND        PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               LENGTH               IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
                                   OF TERM
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ ------------------------------ --------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to           Trustee of The Advisors' Inner Circle Fund
(08/17/46)                    Board of           present; currently performs    II, Bishop Street Funds, SEI Daily Income
                              Trustees*          various services on behalf     Trust, SEI Institutional International
                              (since 1991)       of SEI Investments for which   Trust, SEI Institutional Investments
                                                 Mr. Nesher is compensated.     Trust, SEI Institutional Managed Trust,
                                                 President and Director of      SEI Liquid Asset Trust, SEI Asset
                                                 SEI Opportunity Fund, L.P.     Allocation Trust and SEI Tax Exempt Trust.
                                                 and SEI Structured Credit      Director of SEI Global Master Fund plc,
                                                 Fund, LP. President and        SEI Global Assets Fund plc, SEI Global
                                                 Chief Executive Officer of     Investments Fund plc, SEI
                                                 SEI Alpha Strategy             Investments--Global Funds Services,
                                                 Portfolios, LP, June 2007 to   Limited, SEI Investments Global, Limited,
                                                 present.                       SEI Investments (Europe) Ltd., SEI
                                                                                Investments--Unit Trust Management (UK)
                                                                                Limited, SEI Multi-Strategy Funds PLC, SEI
                                                                                Global Nominee Ltd. and SEI Alpha Strategy
                                                                                Portfolios, LP.
----------------------------- ------------------ ------------------------------ --------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant       Trustee of The Advisors' Inner Circle Fund
(05/26/40)                    (since 1992)       since 2003. Partner at         II, Bishop Street Funds, SEI Daily Income
                                                 Morgan, Lewis & Bockius LLP    Trust, SEI Institutional International
                                                 (law firm) from 1976 to        Trust, SEI Institutional Investments
                                                 2003. Counsel to the Trust,    Trust, SEI Institutional Managed Trust,
                                                 SEI Investments, SIMC, the     SEI Liquid Asset Trust, SEI Asset
                                                 Administrator and the          Allocation Trust and SEI Tax Exempt Trust.
                                                 Distributor.                   Director of SEI Alpha Strategy Portfolios,
                                                                                LP since June 2007. Director of SEI
                                                                                Investments (Europe), Limited, SEI
                                                                                Investments--Global Funds Services,
                                                                                Limited, SEI Investments Global, Limited,
                                                                                SEI Investments (Asia), Limited and SEI
                                                                                Asset Korea Co., Ltd. Director of the
                                                                                Distributor since 2003.
----------------------------- ------------------ ------------------------------ --------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ ------------------------------ --------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business         Trustee of The Advisors' Inner Circle Fund
(08/20/34)                    (since 2005)       Consultant, Business           II and Bishop Street Funds; Board Member,
                                                 Projects Inc. since 1997.      Oregon Transfer Co., and O.T. Logistics,
                                                                                Inc.
----------------------------- ------------------ ------------------------------ --------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                       Trustee of The Advisors' Inner Circle
(03/01/42)                    (since 2005)                                      Fund II, Bishop Street Funds, SEI Asset
                                                                                Allocation Trust, SEI Daily Income Trust,
                                                                                SEI Institutional International Trust, SEI
                                                                                Institutional Managed Trust, SEI Institutional
                                                                                Investments Trust,SEI Liquid Asset Trust, SEI
                                                                                Tax Exempt Trust and SEI Alpha Strategy
                                                                                Portfolios, LP. Director, Federal Agricultural
                                                                                Mortgage Corporation (Farmer Mac) since 1997.
----------------------------- ------------------ ------------------------------ --------------------------------------------
Betty L. Krikorian            Trustee             Self-Employed Legal and       Trustee of The Advisors' Inner Circle Fund
(01/23/43)                    (since 2005)       Financial Services             II and Bishop Street Funds.
                                                 Consultant since 2003.
                                                 Counsel (in-house) for State
                                                 Street Bank from 1995 to
                                                 2003.
----------------------------- ------------------ ------------------------------ --------------------------------------------
James M. Storey               Trustee            Attorney, Solo Practitioner    Trustee/Director of The Advisors' Inner
(04/12/31)                    (since 1994)       since 1994.                    Circle Fund II, Bishop Street Funds, U.S.
                                                                                Charitable Gift Trust,SEI Daily Income
                                                                                Trust, SEI Institutional International Trust,
                                                                                SEI Institutional Investments Trust, SEI
                                                                                Institutional Managed Trust, SEI Liquid
                                                                                Asset Trust, SEI Asset Allocation Trust,
                                                                                SEI Tax Exempt Trust and SEI Alpha Strategy
                                                                                Portfolios, LP.
----------------------------- ------------------ ------------------------------ --------------------------------------------
George J. Sullivan, Jr.       Trustee             Self-employed Consultant,     Trustee/Director of State Street The
(11/13/42)                    (since 1999)       Newfound Consultants Inc.      Advisors' Inner Circle Fund II, Bishop
                                                 since April 1997.              Street Funds, Navigator Securities Lending
                                                                                Trust, SEI Opportunity Fund, L.P., SEI
                                                                                Structured Credit Fund, LP, SEI Daily
                                                                                Income Trust, SEI Institutional
                                                                                International Trust, SEI Institutional
                                                                                Investments Trust, SEI Institutional
                                                                                Managed Trust, SEI Liquid Asset Trust, SEI
                                                                                Asset Allocation Trust, SEI Tax Exempt
                                                                                Trust, SEI Alpha Strategy Portfolios, LP
                                                                                and SEI Mutual Funds Canada.
----------------------------- ------------------ ------------------------------ --------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

         o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during the most recently completed fiscal year.

         o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met four times during the most recently completed fiscal year.

         o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian, currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.




--------------------- ------------------------------------------------ ---------------------------------------------
       NAME                    DOLLAR RANGE OF FUND SHARES                AGGREGATE DOLLAR RANGE OF SHARES (ALL
                                         (FUND)*                                         FUNDS)*
--------------------- ------------------------------------------------ ---------------------------------------------
      Carlbom                              None                                            None
--------------------- ------------------------------------------------ ---------------------------------------------
       Doran                               None                                            None
--------------------- ------------------------------------------------ ---------------------------------------------
      Johnson                              None                                            None
--------------------- ------------------------------------------------ ---------------------------------------------
     Krikorian                             None                                            None
--------------------- ------------------------------------------------ ---------------------------------------------
       Nesher                              None                                            None
--------------------- ------------------------------------------------ ---------------------------------------------
       Storey                              None                                            None
--------------------- ------------------------------------------------ ---------------------------------------------
      Sullivan                             None                                            None
--------------------- ------------------------------------------------ ---------------------------------------------

*        Valuation date is December 31, 2007.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.



------------------ ------------------- ---------------------------- ---------------------- -------------------------
      NAME             AGGREGATE          PENSION OR RETIREMENT       ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                      COMPENSATION      BENEFITS ACCRUED AS PART        BENEFITS UPON         THE TRUST AND FUND
                                            OF FUND EXPENSES             RETIREMENT                COMPLEX*
------------------ ------------------- ---------------------------- ---------------------- -------------------------
Carlbom                 $45,444                    n/a                       n/a                   $45,444
------------------ ------------------- ---------------------------- ---------------------- -------------------------
Doran                      $0                      n/a                       n/a                      $0
------------------ ------------------- ---------------------------- ---------------------- -------------------------
Johnson                 $45,444                    n/a                       n/a                   $45,444
------------------ ------------------- ---------------------------- ---------------------- -------------------------
Krikorian               $45,444                    n/a                       n/a                   $45,444
------------------ ------------------- ---------------------------- ---------------------- -------------------------
Nesher                     $0                      n/a                       n/a                      $0
------------------ ------------------- ---------------------------- ---------------------- -------------------------
Storey                  $45,444                    n/a                       n/a                   $45,444
------------------ ------------------- ---------------------------- ---------------------- -------------------------
Sullivan                $45,444                    n/a                       n/a                   $45,444
------------------ ------------------- ---------------------------- ---------------------- -------------------------

*        The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The chief compliance officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.



-------------------------- ---------------------- ---------------------------------------------------- -----------------
        NAME AND            POSITION WITH TRUST          PRINCIPAL OCCUPATIONS IN PAST 5 YEARS              OTHER
      DATE OF BIRTH         AND LENGTH OF TERM                                                          DIRECTORSHIPS
                                                                                                             HELD
-------------------------- ---------------------- ---------------------------------------------------- -----------------
James F. Volk                    President        Chief Accounting Officer and Chief Compliance        None.
(08/28/62)                     (since 2003)       Officer of SEI Investment Manager Services since
                                                  2004. Senior Operations Officer of SEI
                                                  Investments, Fund Accounting and Administration
                                                  from 1996 to 2004.
-------------------------- ---------------------- ---------------------------------------------------- -----------------
Michael Lawson             Controller and Chief   Director of Fund Accounting since July 2005.         None.
(10/8/60)                    Financial Officer    Manager of Fund Accounting at SEI Investments AVP
                               (since 2005)       from April 1995 through July 2005, excluding
                                                  February 1998 through October 1998.
-------------------------- ---------------------- ---------------------------------------------------- -----------------
Russell Emery                Chief Compliance     Chief Compliance Officer of SEI Structured Credit    None.
(12/18/62)                        Officer         Fund, LP and SEI Alpha Strategy Portfolios, LP
                               (since 2006)       since June 2007. Chief Compliance Officer of SEI
                                                  Opportunity Fund, L.P., SEI Institutional Managed
                                                  Trust, SEI Asset Allocation Trust, SEI
                                                  Institutional International Trust, SEI
                                                  Institutional Investments Trust, SEI Daily Income
                                                  Trust, SEI Liquid Asset Trust and SEI Tax Exempt
                                                  Trust since March 2006. Director of Investment
                                                  Product Management and Development, SEI
                                                  Investments, since February 2003; Senior
                                                  Investment Analyst - Equity Team, SEI Investments,
                                                  from March 2000 to February 2003.
-------------------------- ---------------------- ---------------------------------------------------- -----------------
Carolyn Mead                Vice President and    Counsel at SEI Investments since 2007. Associate     None.
(07/08/57)                       Secretary        at Stradley, Ronon, Stevens & Young from 2004 to
                               (since 2007)       2007. Counsel at ING Variable Annuities from 1999
                                                  to 2002.
-------------------------- ---------------------- ---------------------------------------------------- -----------------
Timothy D. Barto            Vice President and    General Counsel and Secretary of SIMC and the        None.
(03/28/68)                  Assistant Secretary   Administrator since 2004.  Vice President of SIMC
                               (since 1999)       and the Administrator since 1999. Vice President
                                                  and Assistant Secretary of SEI Investments since
                                                  2001. Assistant Secretary of SIMC, the
                                                  Administrator and the Distributor, and Vice
                                                  President of the Distributor from 1999 to 2003.
-------------------------- ---------------------- ---------------------------------------------------- -----------------
James Ndiaye                  Vice President      Vice President and Assistant Secretary of SIMC       None.
(09/11/68)                     and Assistant      since 2005.  Vice President at Deutsche Asset
                                 Secretary        Management from 2003 to 2004.
                               (since 2004)       Associate at  Morgan, Lewis & Bockius
                                                  LLP from 2000 to 2003.
-------------------------- ---------------------- ---------------------------------------------------- -----------------



-------------------------- ---------------------- ---------------------------------------------------- -----------------
        NAME AND            POSITION WITH TRUST          PRINCIPAL OCCUPATIONS IN PAST 5 YEARS              OTHER
      DATE OF BIRTH         AND LENGTH OF TERM                                                          DIRECTORSHIPS
                                                                                                             HELD
-------------------------- ---------------------- ---------------------------------------------------- -----------------
Sofia A. Rosala               Vice President      Vice President and Assistant Secretary of SIMC and   None.
(02/01/74)                     and Assistant      the Administrator since 2005.  Compliance Officer
                                 Secretary        at SEI Investments from 2001 to 2004.
                               (since 2006)
-------------------------- ---------------------- ---------------------------------------------------- -----------------
Joseph Gallo                  Vice President      Attorney for SEI Investments since 2007. Associate   None.
(04/29/73)                     and Assistant      Counsel at ICMA-RC from 2004 to 2007.  Assistant
                                 Secretary        Secretary of The VantageTrust Company in 2007.
                               (since 2007)       Assistant Secretary of The Vantagepoint Funds from
                                                  2006 to 2007. Investigator, U.S. Department of
                                                  Labor from 2002 to 2004.
-------------------------- ---------------------- ---------------------------------------------------- -----------------
Andrew S. Decker                AML Officer       Compliance Officer and Product Manager of SEI        None.
(08/22/63)                     (since 2008)       Investments since 2005. Vice President of Old
                                                  Mutual Capital from 2000 to 2005.
-------------------------- ---------------------- ---------------------------------------------------- -----------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.


USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess, if any, of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. A Fund's dividends that are paid to their corporate shareholders and are designated by the Fund as attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the 70% corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that:
(i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend; (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder; (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.


If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

With respect to zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income and such sales may occur at a time when an investment adviser may not have otherwise chosen to sell such securities and which may result in taxable gain or loss.

FOREIGN TAXES. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by a Fund, subject to certain limitations. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains, when distributed, will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended December 31, 2005, 2006 and 2007, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------------------- -----------------------------------------------------------------------
                   FUND                             AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
------------------------------------------- ------------------------ ------------------------- --------------------
                                                     2005                      2006                   2007
------------------------------------------- ------------------------ ------------------------- --------------------
Analytic Global Long-Short Fund                     $22,656                  $37,627                 $95,448
------------------------------------------- ------------------------ ------------------------- --------------------
Analytic Short-Term Income Fund                     $18,728                  $23,719                 $38,647
------------------------------------------- ------------------------ ------------------------- --------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended December 31, 2007, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended December 31, 2005, 2006, and 2007, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.





SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of December 31, 2007, the Funds did not hold any securities of any brokers or dealers.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended December 31, 2006 and 2007, the portfolio turnover rates for each of the Funds were as follows:




------------------------------------------------ -------------------------------------------------------------------
                     FUND                                             PORTFOLIO TURNOVER RATES
------------------------------------------------ -------------------------------------------------------------------
                                                                2006                              2007
------------------------------------------------ ----------------------------------- -------------------------------
Analytic Global Long-Short Fund                                 117%                             262%*
------------------------------------------------ ----------------------------------- -------------------------------
Analytic Short-Term Income Fund                                 23%                               54%*
------------------------------------------------ ----------------------------------- -------------------------------

* Increased market volatility resulted in higher levels of portfolio turnover in both Funds.


DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual

Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-777-7818.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator, the financial printer or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Complete portfolio holdings information may be disclosed no more frequently than quarterly to ratings agencies, consultants and other qualified financial professionals or individuals, and top ten holdings may be disclosed no more frequently than monthly with no lag time. The quarterly disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information. As of the date of this SAI, Callan Associates, Inc. and Russell Investment Group may receive portfolio holdings.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipients of the Funds' portfolio holdings information.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Funds for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING


The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling (1-866)-777-7818; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.


CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics

(each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of April 1, 2008, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds.

ANALYTIC SHORT-TERM INCOME FUND

SHAREHOLDER                                 NUMBER OF SHARES         PERCENT (%)
-----------                                 ----------------         -----------
Charles Schwab & Co. Inc                    3,549,518.8570           46.69%
Special Custody Account
for Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services Corp.           2,465,713.8520           32.44%
FBO Exclusive Benefit of Our Customer
Attn Mutual Funds
200 Liberty Street
New York, NY 10281-1003

Ameritrade Inc for the                      458,669.0240              6.03%
Exclusive Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103-2226


ANALYTIC GLOBAL LONG-SHORT FUND

SHAREHOLDER                                 NUMBER OF SHARES         PERCENT (%)
-----------                                 ----------------         -----------

Charles Schwab & Co. Inc                    199,601.6030             37.37%
Special Custody Account
for Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services Corp.           155,837.5210             29.18%
FBO Exclusive Benefit of Our Customer
Attn Mutual Funds
200 Liberty Street
New York, NY 10281-1003

The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

                              APPENDIX A - RATINGS

MOODY'S INVESTORS SERVICE, INC.


LONG-TERM RATINGS

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

         AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         AA An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

         A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY


         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.


Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


SHORT-TERM RATINGS


SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY


Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                           o Leading market positions in well-established industries.
                           o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                           o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                           o Well-established access to a range of financial markets and assured sources of alternate liquidity.


         PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:


         1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.


         AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


         AA An obligation rated 'AA' differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


         A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC AND C
                  Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated 'BB' is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated 'B' is more vulnerable to non-payment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated 'CC' is currently highly vulnerable to non-payment.

         C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking or a similar action if payments on an obligation are jeopardized.



         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS



         A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B-1 A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

         B-2 A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

         B-3 A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

         C A short-term obligation rated 'C' is currently vulnerable to non-payment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


         D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS


International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings:


INVESTMENT GRADE


         AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA: Very high credit quality. `AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A: High credit quality. `A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB: Good credit quality. `BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category


SPECULATIVE GRADE


         BB:      Speculative.

         `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B:       Highly speculative.

                  o For issuers and performing obligations, `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of `R1' (outstanding).

         CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of `R2' (superior), or `R3' (good) or `R4' (average).

         CC: For issuers and performing obligations, default of some kind appears probable.

                  o For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of `R4' (average) or `R5' (below average).

         Grade C: For issuers and performing obligations, default is imminent.

                  o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of `R6' (poor).

         RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

         D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

                  o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

                  o The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

                  o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.


     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.


     Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or `CCC-C' categories.

     Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.


INTERNATIONAL SHORT-TERM CREDIT RATINGS


The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


         RD Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

         D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

Notes to Long-term and Short-term ratings: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)


Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative

Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.


Variable rate demand obligations and other securities which contain a short-term `put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.


Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.


`PIF': Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


                             ANALYTIC INVESTORS, LLC


                        PROXY VOTING POLICY AND PROCEDURE



         Analytic Investors, LLC assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors, LLC acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors, LLC has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.


PROXY OVERSIGHT COMMITTEE


         Analytic Investors, LLC acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors, LLC has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors, LLC has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors, LLC has contracted with an independent proxy voting service (the "Proxy Service").

         By letter from the Proxy Coordinator, custodians are instructed to forward all proxy materials directly to the Proxy Service. Any proxy materials inadvertently sent to Analytic Investors, LLC are copied for file and then delivered to the Proxy Service. At any time of absence of the Proxy Coordinator, another member of the Proxy Committee will assume responsibilities for all proxy matters. To assure receipt of and compliance with the forwarding request, the Proxy Service receives a signed and dated confirmation of the instruction letter from the custodian. At the instruction of the Proxy Service, custodians transmit proxy information via automated electronic file.

PROXY VOTING SERVICE


         The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, LLC, advising Analytic Investors, LLC of any material conflicts of interest (see below), and providing Analytic Investors, LLC with documentation of the voting record. Analytic Investors, LLC has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.


CONFLICTS OF INTEREST

          Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.


         At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors, LLC Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors, LLC's Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors, LLC makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors, LLC's Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors, LLC's Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator. Another member of the Proxy Committee will assume the responsibilities of the Proxy Coordinator in his/her absence.

VOTING GUIDELINES


         Analytic Investors, LLC has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.


PROXY VOTING RECORD

         The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT


         Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors, LLC's Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.


RECORDKEEPING


         Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors, LLC will maintain the following records for five years in an easily accessible place, the first two years in its office:

         o Analytic Investors, LLC's proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service
         o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors, LLC)
         o        Records of votes cast on behalf of clients
         o        Records of written client requests for voting information
         o Records of written responses from Analytic Investors, LLC to both written and verbal client requests
         o Any other documents prepared that were material to Analytic Investors, LLC's decision to vote a proxy or that memorialized the basis for the decision.

                            PART C: OTHER INFORMATION
                        POST-EFFECTIVE AMENDMENT NO. 105


ITEM 23.          EXHIBITS:


(a) Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit
         (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.
(b) Registrant's Amended and Restated By-Laws are incorporated herein by reference to exhibit (b)(2) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.
(c)      Not Applicable.
(d)(1) Investment Advisory Agreement dated August 15, 1994 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.
(d)(2) Expense Limitation Agreement dated March 1, 2008 between the Registrant and HGK Asset Management, Inc. is incorporated herein by reference to exhibit (d)(2) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.
(d)(3) Investment Advisory Agreement dated November 21, 1994 between the Registrant and AIG Global Investment Corp. is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.
(d)(4) Assignment and Assumption Agreement dated December 31, 2003 between AIG Capital Management Corp. and AIG Global Investment Corp. is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on March 1, 2004.
(d)(5) Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit
         (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.
(d)(6) Amended and Restated Schedule dated May 19, 1998 to the Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.
(d)(7) Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.
(d)(8) Schedule dated February 20, 2007 to the Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(d)(9) Investment Advisory Agreement dated June 1, 2001 between the Registrant and Prospect Asset Management, Inc. is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.
(d)(10) Expense Limitation Agreement dated March 1, 2008, between the Registrant and Prospect Asset Management, Inc. is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.
(d)(11) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit
         (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(d)(12) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Analytic Investors, LLC is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000164 on April 26, 2006.
(d)(13) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(d)(14) Amended Schedule A dated August 7, 2007 to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.
(d)(15) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(d)(16) Investment Advisory Agreement dated June 24, 2002 between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit (d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(17) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Rice Hall James & Associates, LLC is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(d)(18) Amended Schedule dated July 31, 2004 to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Rice Hall James & Associates, LLC is incorporated herein by reference to exhibit
         (d)(34) of Post-Effective Amendment No. 78 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000638 on December 23, 2004.
(d)(19) Expense Limitation Agreement dated March 1, 2008 between the Registrant and Rice Hall James & Associates, LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.
(d)(20) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel & Walmsley LLC (formerly, Thompson, Siegel & Walmsley, Inc.) is incorporated herein by reference to exhibit
         (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(d)(21) Investment Advisory Agreement dated September 3, 2002 between the Registrant and Commerce Capital Markets, Inc. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000384 on December 9, 2002.
(d)(22) Amended Schedule A dated November 29, 2006 to the Investment Advisory Agreement dated September 3, 2002 between the Registrant and Commerce Capital Markets, Inc. is incorporated herein by reference to exhibit
         (d)(24) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.
(d)(23) Investment Advisory Agreement dated March 1, 2003 between the Registrant and National City Investment Management Co. (now Allegiant Asset Management Company) is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30, 2003.
(d)(24) Investment Advisory Agreement dated January 30, 2007 between the Registrant and Fiduciary Management Associates, LLC is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(d)(25) Investment Advisory Agreement dated May 16, 2003 between the Registrant and CB Investment Managers, LLC is incorporated herein by reference to exhibit (d)(32) of Post-Effective Amendment No. 72 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000177 on April 29, 2004.
(d)(26) Investment Advisory Agreement dated May 28, 2004 between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.
(d)(27) Expense Limitation Agreement dated March 1, 2008 between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.
(d)(28) Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.
(d)(29) Schedule A dated December 16, 2005 as amended August 8, 2006 to the Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 93 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000426 on September 8, 2006.
(d)(30) Expense Limitation Agreement dated January 10, 2008 between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.
(d)(31) Investment Advisory Agreement dated February 27, 2006 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.
(d)(32) Expense Limitation Agreement dated February 28, 2008 between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(32) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.
(e)(1) Distribution Agreement dated November 14, 1991, as amended and restated August 8, 1994, between the Registrant and SEI Financial Services Company (now SEI Investments Distribution Co.) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.
(e)(2) Distribution Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000108 on February 28, 2003.
(e)(3) Amended and Restated Sub-Distribution and Servicing Agreement dated November 10, 1997 between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit (6)(c) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A

(File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-008087 on February 27, 1998.
(e)(4) Form of Amended Sub-Distribution and Servicing Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.
(f)      Not Applicable.
(g)(1) Custodian Agreement dated August 12, 1991 between the Registrant and CoreStates Bank N.A. (now US Bank, National Association) is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.
(g)(2) Amendment dated May 21, 2001 to the Custodian Agreement dated August 12, 1991 between the Registrant and First Union National Bank (now U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.
(g)(3) Amended Fee Schedule dated February 18, 2004 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, National Association (now U.S. Bank, National Association) is incorporated herein by reference to exhibit (g)(7) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000095 on March 1, 2004.
(g)(4) Amendment and Assignment dated August 8, 2006 to the Custodian Agreement dated August 12, 1991, as amended May 21, 2001, between the Registrant and Wachovia Bank, N.A., (now U.S. Bank, National Association) assigning the Custodian Agreement to U.S. Bank National Association is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000367 on August 28, 2006.
(g)(5) Amendment dated March 14, 2007 to the Custodian Agreement dated August 12, 1991 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to exhibit (g)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(g)(6) Custodian Agreement dated June 26, 2001 between the Registrant and Union Bank of California, N.A. is incorporated herein by reference to exhibit (g)(3) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.
(g)(7) Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit
         (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A

         (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000264 on April 30, 2003.
(g)(8) Amended Fee Schedule dated February 19, 2003 to the Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(6) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.
(h)(1) Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to exhibit
         (h)(50) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000108 on February 28, 2003.
(h)(2) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now SEI Investments Global Funds Services) is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.
(h)(3) Amendment dated April 1, 2006 to the Amended and Restated Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the LSV Value Equity Fund, is incorporated herein by reference to exhibit (h)(28) of Post-Effective Amendment No. 91 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000213 on June 7, 2006.
(h)(4) Amended Schedule to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investment Global Fund Services, relating to the LSV Conservative Value Equity Fund and the LSV Conservative Core Equity Fund, to be filed by amendment.
(h)(5) Amendment and Schedule thereto dated September 1, 2005 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the HGK Equity Value Fund, is incorporated herein by reference to exhibit (h)(38) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.
(h)(6) Schedule dated May 21, 2001 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Fund Resources (now SEI Investments Global Funds Services), relating to the Japan Smaller Companies Fund, is incorporated herein by reference to exhibit (h)(27) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.
(h)(7) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the TS&W Portfolios, is incorporated herein by reference to exhibit (h)(32) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(h)(8) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the ICM Small Company Portfolio, is incorporated herein by reference to exhibit (h)(33) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.
(h)(9) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the Analytic Portfolios, is incorporated herein by reference to exhibit (h)(34) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.
(h)(10) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the FMA Small Company Portfolio, is incorporated herein by reference to exhibit (h)(37) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.
(h)(11) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the Acadian Emerging Markets Portfolio, is incorporated herein by reference to exhibit
         (h)(40) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.
(h)(12) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the McKee International Equity Portfolio, is incorporated herein by reference to exhibit
         (h)(41) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000175 on June 14, 2002.
(h)(13) Schedule dated August 12, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the UA S&P 500 Index Fund, is incorporated herein by reference to exhibit (h)(13) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.

(h)(14) Amendment and Attachment 1 dated November 29, 2006 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Commerce Funds, is incorporated herein by reference to exhibit (h)(16) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.
(h)(15) Schedule dated February 19, 2003 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the CB Core Equity Fund, is incorporated herein by reference to exhibit
         (h)(61) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.
(h)(16) Schedule dated February 18, 2004 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit (d)(32) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000127 on March 17, 2004.
(h)(17) Amendment and Attachment 1 thereto dated September 1, 2007 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000094 on February 28, 2008.
(h)(18) Amendment and Schedule thereto dated July 30, 2004 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Rice Hall James Funds, is incorporated herein by reference to exhibit (h)(59) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000402 on August 27, 2004.
(h)(19) Amendment and Attachment 1 dated May 20, 2005 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to AIG Money Market Fund, is incorporated herein by reference to exhibit (h)(49) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000492 on August 29, 2005.
(h)(20) Amendment and Attachment 1 thereto dated July 1, 2005 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the FMC Funds, is incorporated herein by reference to exhibit (h)(48) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000492 on August 29, 2005.
(h)(21) Amendment and Attachment 1 dated September 7, 2006 to the Administration Agreement dated November 14, 1991, as amended and restated November 12,

         2002, between the Registrant and SEI Investments Global Funds Services, relating to the WHG Funds, is incorporated herein by reference to exhibit (h)(25) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.
(h)(22) Amendment and Attachment 1 dated January 27, 2006 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (h)(26) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.
(h)(23) Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(24) of Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000218 on June 15, 2007.
(h)(24) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Services Agreement dated October 1, 2000, as amended and restated February 21, 2001, between the Registrant and Forum Shareholder Services, LLC (now Citi Fund Services, LLC) is incorporated herein by reference to exhibit (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.
(h)(25) Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.
(h)(26) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.
(h)(27) Transfer Agency Agreement dated February 5, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit
         (h)(54) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000127 on March 17, 2004.
(h)(28) Amended Exhibit D dated April 2007 to the Transfer Agency Agreement dated February 5, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(29) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(h)(29) Transfer Agency Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to exhibit
         (h)(30) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.
(h)(30) Shareholder Services Agreement, relating to the Service Class Shares of the Commerce Capital Treasury Obligations Money Market Fund, is incorporated herein by reference to exhibit (h)(55) of Post-Effective Amendment No. 72 to the Registrant's Registration Statement on

         Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000177 on April 29, 2004.
(h)(31) Shareholder Services Plan, relating to the Administration Class Shares of the Commerce Capital Government Money Market Fund, is incorporated herein by reference to exhibit (h)(34) of Post-Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000065 on February 28, 2007.
(h)(32) Shareholder Services Plan, relating to the Cambiar Opportunity Fund and the Cambiar International Fund, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000154 on April 16, 2004.
(h)(33) Shareholder Services Plan, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (h)(42) of Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000148 on April 14, 2006.
(h)(34) Shareholder Services Plan, relating to the Investor Shares of the FMA Small Company Fund, is incorporated herein by reference to exhibit
         (h)(36) of Post-Effective Amendment No. 103 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-08-000018 on January 15, 2008.
(h)(35) Shareholder Services Plan, relating to the WHG Funds, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.
(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP is filed herewith.
(j) Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP, is filed herewith.
(k)      Not Applicable.
(l)      Not Applicable.
(m)(1) Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.
(m)(2) Amended Schedule dated November 14, 2007 to the Distribution Plan dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(2) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(m)(3) Distribution and Shareholder Servicing Plan dated September 17, 2002 and Schedule A dated September 17, 2002, as amended, relating to the Rice Hall James Mid Cap Portfolio, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000242 on June 1, 2004.
(m)(4) Amended Schedule A dated September 17, 2002, as amended May 18, 2004 to the Distribution and Shareholder Servicing Plan dated September 17, 2002, is incorporated herein by reference to exhibit (m)(8) of Post-Effective Amendment No. 78 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-04-000638 on December 23, 2004.
(n)(1) Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007 (including Schedules and Certificates of Class Designation thereto) is incorporated herein by reference to exhibit (n)(1) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000376 on August 28, 2007.
(n)(2) Schedule G to the Registrant's Amended and Restated Rule 18f-3 Plan dated February 21, 2007, relating to the WHG Funds, is incorporated herein by reference to exhibit (n)(2) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.
(o)      Not Applicable.
(p)(1) Registrant's Code of Ethics dated November 2007, is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.
(p)(2) HGK Asset Management, Inc. Revised Code of Ethics dated July 27, 2006 is incorporated herein by reference to exhibit (p)(2) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(3) LSV Asset Management Revised Code of Ethics dated January 19, 2007 is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(4) Prospect Asset Management, Inc. Revised Code of Ethics dated March 2007 is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(5) Analytic Investors, LLC Revised Code of Ethics dated September 30, 2005 is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(6) Cambiar Investors, LLC Revised Code of Ethics dated May 2005 is incorporated herein by reference to exhibit (p)(7) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(7) Investment Counselors of Maryland, LLC Revised Code of Ethics dated March 13, 2007 is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(8) C.S. McKee, LLP Revised Code of Ethics dated February 1, 2007 is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(9) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics dated January 17, 2007 is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(10) First Manhattan Co. Revised Code of Ethics dated December 2006 is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(11) Haverford Investment Management, Inc. Revised Code of Ethics dated June 2006 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(12) AIG Global Investment Corp. Revised Code of Ethics dated September 13, 2007 is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.
(p)(13) Fiduciary Management Associates, LLC Revised Code of Ethics dated January 1, 2006 is incorporated herein by reference to exhibit (p)(14) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(14) Rice Hall James & Associates, LLC Revised Code of Ethics dated February 1, 2005 is incorporated herein by reference to exhibit (p)(15) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(15) CB Investment Managers, LLC Revised Code of Ethics dated December 2006 is incorporated herein by reference to exhibit (p)(16) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(16) Acadian Asset Management, LLC Revised Code of Ethics dated April 1, 2007 is incorporated herein by reference to exhibit (p)(17) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(17) Westwood Management Corp. Revised Code of Ethics dated March 1, 2006 is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 96 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000065 on February 28, 2007.
(p)(18) Edgewood Management LLC Revised Code of Ethics dated August 9, 2006 is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(19) Allegiant Asset Management Company Revised Code of Ethics dated August 24, 2006 is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(20) Commerce Capital Management Revised Code of Ethics dated October 6, 2005 is incorporated herein by reference to exhibit (p)(22) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.
(p)(21) SEI Investments Global Funds Services Revised Code of Ethics for SEI Investments Distribution Co. dated October 2007 is filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 25. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:


The following tables describe other business, profession, vocation, or employment of a substantial nature in which each director, officer, or partner each adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ACADIAN ASSET MANAGEMENT LLC
Acadian Asset Management LLC ("Acadian") serves as the investment adviser to the Acadian Emerging Markets Portfolio. The principal address of Acadian is One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Investment Advisers Act of 1940.



---------------------------------------- ------------------------------------- --------------------------------------
           NAME AND POSITION                                                              CONNECTION WITH
        WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                      OTHER COMPANY
---------------------------------------- ------------------------------------- --------------------------------------
Gary L. Bergstrom - Chairman,                             --                                    --
Non-Voting Manager, Member of
Acadian's Board of Managers
---------------------------------------- ------------------------------------- --------------------------------------
Ronald D. Frashure - President, CEO,                      --                                    --
Manager, Member of Acadian's Board of
Managers
---------------------------------------- ------------------------------------- --------------------------------------
Churchill G. Franklin - Executive Vice                    --                                    --
President, Manager, Member of
Acadian's Board of Managers
---------------------------------------- ------------------------------------- --------------------------------------
John R. Chisholm - Executive Vice                         --                                    --
President, Manager, Member of
Acadian's Board of Managers
---------------------------------------- ------------------------------------- --------------------------------------
Mark J. Minichiello, Senior Vice                          --                                    --
President, Chief Financial Officer,
Secretary, Treasurer and Non-Voting
Manager, Member of Acadian's Board of
Managers
---------------------------------------- ------------------------------------- --------------------------------------
Brian K. Wolahan, Senior Vice                             --                                    --
President, Manager
Member of Acadian's Board of Managers
---------------------------------------- ------------------------------------- --------------------------------------
Raymond F. Mui, Senior Vice President,                    --                                    --
Non-Voting Manager, Member of
Acadian's Board of Managers
---------------------------------------- ------------------------------------- --------------------------------------
James A. Wylie, Senior Vice President,                    --                                    --
Non-Voting Manager, Member of
Acadian's Board of Managers
---------------------------------------- ------------------------------------- --------------------------------------
Scott F. Powers - Manager, Member of        Old Mutual U.S. Holdings, Inc.                CEO, President
Acadian's Board of Managers
---------------------------------------- ------------------------------------- --------------------------------------

---------------------------------------- ------------------------------------- --------------------------------------
           NAME AND POSITION                                                              CONNECTION WITH
        WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                      OTHER COMPANY
---------------------------------------- ------------------------------------- --------------------------------------
Thomas M. Turpin - Manager, Member of       Old Mutual U.S. Holdings, Inc.        Executive Vice President, Chief
Acadian's Board of Managers                                                              Operating Officer
---------------------------------------- ------------------------------------- --------------------------------------
John M. Grady - Manager, Member of          Old Mutual U.S. Holdings, Inc.     Executive Vice President, Strategy &
Acadian's Board of Managers                                                            Business Development
---------------------------------------- ------------------------------------- --------------------------------------
Stephen W. Clarke - Manager, Member of      Old Mutual U.S. Holdings, Inc.     Vice President, Relationship Manager
Acadian's Board of Managers
---------------------------------------- ------------------------------------- --------------------------------------
Kathryn M. Horgan - Manager, Member of      Old Mutual U.S. Holdings, Inc.     Executive Vice President, Director
Acadian's Board of Managers                                                    of Human Resources
---------------------------------------- ------------------------------------- --------------------------------------

AIG GLOBAL INVESTMENT CORP.
AIG Global Investment Corp. ("AIG") serves as the investment adviser for the AIG Money Market Fund. The principal address of AIG is 70 Pine Street, New York, New York 10270. AIG is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------ ----------------------------------------- --------------------------------------
         NAME AND POSITION                                                                CONNECTION WITH
      WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                        OTHER COMPANY
------------------------------------ ----------------------------------------- --------------------------------------
Win Jay Neuger                       American International Group, Inc.        Executive Vice President and Chief
Director,                                                                      Investment Officer
Chairman of Board of Directors and
Chief Executive Officer              AIG Global Asset Management Holdings      Director/Chief Executive
                                     Corp.                                     Officer/Chairman of Board of
                                                                               Directors

                                     AIG Investments Fund Management Limited   Director
------------------------------------ ----------------------------------------- --------------------------------------
George Coheleach                     American International Group, Inc.        Assistant Treasurer
Portfolio Manager
------------------------------------ ----------------------------------------- --------------------------------------
Hans K. Danielsson                   AIG International Group, Inc.             Senior Vice President
Director,
Senior Managing Director             AIG Global Asset Management Holdings      Director
                                     Corp.

                                     AIG Investments Europe Limited            Director,
                                                                               Managing Director
------------------------------------ ----------------------------------------- --------------------------------------
Richard W. Scott                     AIG International Group, Inc.             Senior Vice President
Director and
Senior Managing Director             AIG Global Asset Management Holdings      Director
                                     Corp.
------------------------------------ ----------------------------------------- --------------------------------------
Sean Kreiger                         AIG Global Asset Management Holdings      Director
Chief Compliance Officer             Corp.

                                     AIG Strategic Hedge Fund of Funds         Assistant Secretary
------------------------------------ ----------------------------------------- --------------------------------------

ALLEGIANT ASSET MANAGEMENT COMPANY
Allegiant Asset Management Company ("Allegiant") serves as the investment adviser to the UA S&P 500 Index Fund. The principal address of Allegiant is 200 Public Square, 5th Floor, Cleveland, Ohio 44114. Allegiant is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------------- ----------------------------------------- -----------------------------
             NAME AND POSITION                         NAME OF OTHER COMPANY                  CONNECTION WITH
          WITH INVESTMENT ADVISER                                                              OTHER COMPANY
--------------------------------------------- ----------------------------------------- -----------------------------
John G. Abunassar, Director, President  and              National City Bank                       Officer
CEO
--------------------------------------------- ----------------------------------------- -----------------------------
                                                         National City Bank                       Officer

Kathleen T. Barr, Director and Senior                                                     Chief Compliance Officer
Managing Director                                                                         and Chief Administrative
                                                          Allegiant Funds                         Officer
--------------------------------------------- ----------------------------------------- -----------------------------
Andrew G. Harding, Director                                      -                                   -
--------------------------------------------- ----------------------------------------- -----------------------------
Gordon A. Johnson, Director                                      -                                   -
--------------------------------------------- ----------------------------------------- -----------------------------
Joseph C. Penko, Director and Treasurer                  National City Bank                       Officer
--------------------------------------------- ----------------------------------------- -----------------------------
Hitesh C. Patel, Director and Senior                             -                                   -
Portfolio Manager
--------------------------------------------- ----------------------------------------- -----------------------------
Joseph P. Olszak, Director and Chief                             -                                   -
Administrative Officer
--------------------------------------------- ----------------------------------------- -----------------------------

ANALYTIC INVESTORS, LLC
Analytic Investors, LLC ("Analytic") serves as the investment adviser to the Analytic Global Long-Short Fund, and the Analytic Short Term Income Fund. The principal address of Analytic is 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013. Analytic is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------- ------------------------------------------- ---------------------------------------
       NAME AND POSITION                                                                 CONNECTION WITH
    WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                         OTHER COMPANY
--------------------------------- ------------------------------------------- ---------------------------------------
Dr. Roger Glen Clarke, Chairman   Ensign Peak Advisors                        President (September 1997 - present)
                                                                              Director (January 2000 - present)
                                  Bonneville Holding Corporation
                                                                              Director (September 1996 - present)
                                  Deseret Trust Company                       Director (March 2006 - present)

                                  Deseret Mutual Benefit Administrators
--------------------------------- ------------------------------------------- ---------------------------------------

--------------------------------- ------------------------------------------- ---------------------------------------
       NAME AND POSITION                                                                 CONNECTION WITH
    WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                         OTHER COMPANY
--------------------------------- ------------------------------------------- ---------------------------------------
Harindra de Silva, Director and   Analytic US Market Neutral, Ltd.            Director (01/1999 - present)
President                         Analytic US Market Offshore Master, Ltd.    Director (11/2000 - present)
                                  Analytic US Market Neutral Offshore II,
                                  Ltd.                                        Director (05/2002 - present)
                                  Analytic US Market Neutral Offshore
                                  Master II, Ltd.                             Director (05/2002 - present)
                                  Analytic US Market Neutral Offshore M,
                                  Ltd.                                        Director (03/2004 - present)
                                  Analytic Japanese Equity Market Neutral
                                  Offshore, Ltd.                              Director (11/2004 - present)
                                  Analytic Japanese Equity Market Neutral
                                  Offshore Master, Ltd.                       Director (11/2004 - present)
                                  Analytic Market Neutral V-6, Ltd.
                                  Analytic Global Opportunity Fund I, Ltd.    Director (04/2005 - present)
                                                                              Director (04/2005 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
Marie Nastasi Arlt, Director,     Analytic US Market Neutral Offshore, Ltd.   Director (11/2001 - present)
Treasurer, Vice President,        Analytic US Market Neutral Offshore II,
Chief Operating Officer and       Ltd.                                        Director (05/2002 - present)
Corporate Secretary               Analytic US Market Neutral Offshore M,
                                  Ltd.                                        Director (03/2004 - present)
                                  Analytic US Market Neutral Offshore
                                  Master, Ltd.                                Director (04/2005 - present)
                                  Analytic US Market Neutral Offshore
                                  Master II, Ltd.                             Director (04/2005 - present)
                                  Analytic Japanese Equity Market Neutral
                                  Offshore, Ltd.                              Director (11/2004 - present)
                                  Analytic Japanese Equity Market Neutral
                                  Offshore Master, Ltd.                       Director (11/2004 - present)
                                  Analytic Market Neutral V-6, Ltd.
                                  Analytic Global Opportunity Fund I, Ltd.    Director (04/2005 - present)
                                                                              Director (04/2005 - present)
--------------------------------- ------------------------------------------- ---------------------------------------
Thomas M. Turpin, Director        Old Mutual US Holdings, Inc.                Interim Chief Executive Officer
                                                                              (April 2008 - present)
--------------------------------- ------------------------------------------- ---------------------------------------

CAMBIAR INVESTORS LLC
Cambiar Investors LLC ("Cambiar") serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Conquistador Fund and the Cambiar Aggressive Value Fund. The principal address of Cambiar is 2401 East Second Street, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------ ---------------------------------- ---------------------------------------
            NAME AND POSITION                                                            CONNECTION WITH
         WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                    OTHER COMPANY
------------------------------------------ ---------------------------------- ---------------------------------------
Brian M. Barish, President, Director                      --                                    --
Research
------------------------------------------ ---------------------------------- ---------------------------------------
Nancy H. Wigton, Principal, Director                      --                                    --
Marketing
------------------------------------------ ---------------------------------- ---------------------------------------
Tim Beranek, Sr. Vice President                           --                                    --
------------------------------------------ ---------------------------------- ---------------------------------------
Maria L. Azari, Principal                                 --                                    --
------------------------------------------ ---------------------------------- ---------------------------------------



------------------------------------------ ---------------------------------- ---------------------------------------
            NAME AND POSITION                                                            CONNECTION WITH
         WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                    OTHER COMPANY
------------------------------------------ ---------------------------------- ---------------------------------------
Anna A. Aldrich, Principal                                --                                    --
------------------------------------------ ---------------------------------- ---------------------------------------
Christine M. Simon, Sr. Vice President,                   --                                    --
Director Compliance & Human Resources
------------------------------------------ ---------------------------------- ---------------------------------------
Jennifer M. Dunne, Vice President              The Rise School of Denver          Board of Directors, Treasurer
------------------------------------------ ---------------------------------- ---------------------------------------

CB INVESTMENT MANAGERS, LLC
CB Investment Managers, LLC ("CB") serves as the investment adviser to the CB Core Equity Fund. The principal address of CB is 300 West Vine Street, Lexington, Kentucky 40507. CB is an investment adviser registered under the Investment Advisers Act of 1940.



-------------------------------------- --------------------------------------- --------------------------------------
          NAME AND POSITION                    NAME OF OTHER COMPANY                      CONNECTION WITH
       WITH INVESTMENT ADVISER                                                             OTHER COMPANY
-------------------------------------- --------------------------------------- --------------------------------------
Timothy D. Fyffe, Officer                       Central Bank & Trust                   Senior Vice President
-------------------------------------- --------------------------------------- --------------------------------------
Kathy Wilson Gibson, Officer                    Central Bank & Trust                      Vice President
-------------------------------------- --------------------------------------- --------------------------------------


COMMERCE CAPITAL MARKETS, INC.
Commerce Capital Markets, Inc. ("Commerce") serves as the investment adviser to the Commerce Capital Government Money Market Fund, the Commerce Capital Treasury Obligations Money Market Fund, and the Commerce Capital Institutional Select Government Money Market Fund. The principal address of Commerce is One Commerce Square, 2005 Market Street, Suite 200 Philadelphia, Pennsylvania 19103. Commerce is an investment adviser registered under the Investment Advisers Act of 1940.




-------------------------------------- --------------------------------------- --------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                       OTHER COMPANY
-------------------------------------- --------------------------------------- --------------------------------------
Russell O. Vernon                      Commerce Capital Investments, Inc       CEO/President
CEO/President
-------------------------------------- --------------------------------------- --------------------------------------
Terrence J. Malloy, Director           Commerce Capital Investments, Inc       Director
-------------------------------------- --------------------------------------- --------------------------------------
Marc A. Rubinsohn, Accounting          Commerce Capital Investments, Inc       Accounting Manager/FINOP
Manager/FINOP
-------------------------------------- --------------------------------------- --------------------------------------
Maria F. Lutzker, Chief Compliance     Commerce Capital Investments, Inc       Chief Compliance Officer
Officer
-------------------------------------- --------------------------------------- --------------------------------------

C.S. MCKEE, L.P.
C.S. McKee, L.P. ("C.S. McKee") serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------- ----------------------------------------- ------------------------------------
          NAME AND POSITION                                                                 CONNECTION WITH
       WITH INVESTMENT ADVISER                   NAME OF OTHER COMPANY                       OTHER COMPANY
--------------------------------------- ----------------------------------------- ------------------------------------
Eugene M. Natali, President, CEO                           --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Gregory M. Melvin, EVP, CIO             Dartmouth Capital Advisor's Inc.                       President
--------------------------------------- ----------------------------------------- ------------------------------------
Mark R. Gensheimer, EVP                                    --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Lloyd F. Stamy, Jr., SVP                                   --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------

--------------------------------------- ----------------------------------------- ------------------------------------
          NAME AND POSITION                                                                 CONNECTION WITH
       WITH INVESTMENT ADVISER                   NAME OF OTHER COMPANY                       OTHER COMPANY
--------------------------------------- ----------------------------------------- ------------------------------------
Joseph A. Buongiorno, SVP                                  --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Boyd M. Hanson, SVP                                        --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Jack P. White, VP                                          --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Brian S. Allen, SVP                                        --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Bryan R. Johanson, SVP                                     --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Suda Vatsan, VP                                            --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Robert A. McGee, SVP                                       --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Mark Gensheimer, SVP                                       --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Christy S. Brenza, VP                                      --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
William J. Andrews, SVP                                    --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Eugene M. Natali, Jr., SVP                                 --                                     --
--------------------------------------- ----------------------------------------- ------------------------------------
Ulf A. Skreppen, CCO, Operations                           --                                     --
Manager
--------------------------------------- ----------------------------------------- ------------------------------------

EDGEWOOD MANAGEMENT LLC
Edgewood Management LLC ("Edgewood") serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 350 Park Avenue, 18th Floor, New York, New York 10022-6057. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------- ----------------------------------------- ------------------------------------
          NAME AND POSITION                                                                 CONNECTION WITH
       WITH INVESTMENT ADVISER                   NAME OF OTHER COMPANY                       OTHER COMPANY
--------------------------------------- ----------------------------------------- ------------------------------------
Alan Whitman Breed, President, &             EMC Longboat Key Partners LLC                  Managing Member
Managing Member of the Board of                EMC Tidemark Partners LLC                    Managing Member
Managers                                         Rockridge Partners LP                   President & Principal
--------------------------------------- ----------------------------------------- ------------------------------------
Donna Marie Colon, Secretary & Member        EMC Longboat Key Partners LLC                      Member
of the Board of Managers                       EMC Tidemark Partners, LLC                       Member
--------------------------------------- ----------------------------------------- ------------------------------------
Fausto Rotundo, Chief Financial                   Kozmo Properties LLC                         President
Officer, Chief Compliance Officer &
Member of the Board of Managers
--------------------------------------- ----------------------------------------- ------------------------------------
Alexander Farman-Farmaian, Vice                            --                                     --
Chairman & Member of the Board of
Managers
--------------------------------------- ----------------------------------------- ------------------------------------
Peter Howard Jennison, Member of the                       --                                     --
Board of Managers
--------------------------------------- ----------------------------------------- ------------------------------------
Kevin Ryan Seth, Member of the Board                       --                                     --
of Managers
--------------------------------------- ----------------------------------------- ------------------------------------
Nicholas Andrew Stephens, Member of                        --                                     --
the Board of Managers
--------------------------------------- ----------------------------------------- ------------------------------------
Lawrence Gardiner Creel, Member of                         --                                     --
the Board of Managers
--------------------------------------- ----------------------------------------- ------------------------------------
James William Carrier, Member of the                       --                                     --
Board of Managers
--------------------------------------- ----------------------------------------- ------------------------------------

FIDUCIARY MANAGEMENT ASSOCIATES, LLC
Fiduciary Management Associates, LLC ("FMA") serves as the investment adviser to the FMA Small Company Portfolio. The principal address of FMA is 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603. FMA is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------- ----------------------------------------- -----------------------------------
          NAME AND POSITION                                                                CONNECTION WITH
       WITH INVESTMENT ADVISER                   NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- ----------------------------------------- -----------------------------------
Kathryn A. Vorisek, Senior Managing                        --                                     --
Director
--------------------------------------- ----------------------------------------- -----------------------------------
Ophelia Barsketis, Managing Director       Cashmere Linen Home Collection LLC               Owner, Member
--------------------------------------- ----------------------------------------- -----------------------------------
Frederick M. Devlin, Managing Director                     --                                     --
--------------------------------------- ----------------------------------------- -----------------------------------
David J. Meyer, Managing Director       Security Traders Association of Chicago       Member, Board of Directors


                                              STAC Fund (Charitable Fund)
                                                                                              President
                                          Institutional Investor Trader Forum
                                                                                        Advisory Board Member
--------------------------------------- ----------------------------------------- -----------------------------------
Lloyd J. Spicer, Managing Director                         --                                     --
--------------------------------------- ----------------------------------------- -----------------------------------
Andrew S. Hadland, Senior Director                         --                                     --
--------------------------------------- ----------------------------------------- -----------------------------------
Leo Harmon, Senior Director                           CFA Chicago                            Board Member

                                         External Investment Committee for the
                                                Illinois State Treasurer                Advisory Board Member
--------------------------------------- ----------------------------------------- -----------------------------------
Candice L. Melcher, Senior Director                        --                                     --
--------------------------------------- ----------------------------------------- -----------------------------------
Loryn J. Mischke, Director                                 --                                     --
--------------------------------------- ----------------------------------------- -----------------------------------
Anne T. Durkin, Director                                   --                                     --
--------------------------------------- ----------------------------------------- -----------------------------------
Dan Dutile, Director
--------------------------------------- ----------------------------------------- -----------------------------------
Nancy A. Fisher, Director                                  --                                     --
--------------------------------------- ----------------------------------------- -----------------------------------
Greeta E. Hootman, Director                                --                                     --
--------------------------------------- ----------------------------------------- -----------------------------------


FIRST MANHATTAN CO.
First Manhattan Co. ("FMC") serves as the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of FMC is 437 Madison Avenue, New York, New York 10022. FMC is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------- -------------------------------------- ---------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- -------------------------------------- ---------------------------------------
David Sanford Gottesman, Senior               Berkshire Hathaway, Inc.               Member, Board of Directors
Managing Director
--------------------------------------- -------------------------------------- ---------------------------------------
Daniel Rosenbloom, Senior Managing               NYU Medical Center                           Trustee
Director                                   National Foundation for Facial                     Trustee
                                                   Reconstruction
--------------------------------------- -------------------------------------- ---------------------------------------

--------------------------------------- -------------------------------------- ---------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- -------------------------------------- ---------------------------------------
Jack H. Varon, Senior Managing                           --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
Allan Howard Glick, Senior Managing                      --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
Bernard C. Groveman, Senior Managing                     --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
Charles M. Rosenthal, Senior Managing             Brown University                        Trustee Emeritus
Director
--------------------------------------- -------------------------------------- ---------------------------------------
David M. Manischewitz, Senior                            --                                      --
Managing Director
--------------------------------------- -------------------------------------- ---------------------------------------
Arthur Joel Stainman, Senior Managing           Ark Restaurants Corp.                Member, Board of Directors
Director                                          Rider University                            Trustee
--------------------------------------- -------------------------------------- ---------------------------------------
John R. Loomis, Senior Managing                          --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
Michael P. Helmick, Senior Managing                      --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
Robert W. Gottesman, Chief Executive                     --                                      --
Officer and Senior Managing Director
--------------------------------------- -------------------------------------- ---------------------------------------
A. Byron Nimocks, III, Senior                      Hendrix College                            Trustee
Managing Director
--------------------------------------- -------------------------------------- ---------------------------------------
Neal K. Stearns, Senior Managing                         --                                      --
Director, Chief Legal Officer and
Chief Compliance Officer
--------------------------------------- -------------------------------------- ---------------------------------------
Carrol A. Muccia, Jr., Senior                            --                                      --
Managing Director
--------------------------------------- -------------------------------------- ---------------------------------------
Richard A. Pearl, Senior Managing                        --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
Keith B. Josephson, Senior Managing                      --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
William F. Guardenier, Senior                            --                                      --
Managing Director
--------------------------------------- -------------------------------------- ---------------------------------------
Todd W. Green, Senior Managing                           --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
Samuel Flug Colin, Senior Managing                       --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
Jay Vodofsky, Senior Managing Director                   --                                      --
--------------------------------------- -------------------------------------- ---------------------------------------
Cheryl M. Kallem, Senior Managing                        --                                      --
Director, Chief Financial Officer and
co-Chief Compliance Officer
--------------------------------------- -------------------------------------- ---------------------------------------
Edward I. Lefferman, Senior Managing                     --                                      --
Director
--------------------------------------- -------------------------------------- ---------------------------------------
Timothy C. Muccia, Senior Managing                       --                                      --
Director*
--------------------------------------- -------------------------------------- ---------------------------------------

* Subject to the regulatory approval of the Financial Industry Regulatory Authority, Inc.

HAVERFORD INVESTMENT MANAGEMENT, INC.
Haverford Investment Management, Inc. ("Haverford") serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------- -------------------------------------- ---------------------------------------
          NAME AND POSITION                     NAME OF OTHER COMPANY                     CONNECTION WITH
       WITH INVESTMENT ADVISER                                                             OTHER COMPANY
--------------------------------------- -------------------------------------- ---------------------------------------
George Connell,                              The Haverford Trust Company                    Chairman/CEO
Chairman and CEO                         Haverford Financial Services, Inc.                 Chairman/CEO
                                          Haverford Trust Securities, Inc.                    Chairman
--------------------------------------- -------------------------------------- ---------------------------------------
Joseph J. McLaughlin Jr., President          The Haverford Trust Company                     President
and Director                             Haverford Financial Services, Inc.                  President
                                          Haverford Trust Securities, Inc.           Registered Representative
--------------------------------------- -------------------------------------- ---------------------------------------
Binney H. C. Wietlisbach,                    The Haverford Trust Company              Executive Vice President
Vice President and Director               Haverford Trust Securities, Inc.                 President/CCO
--------------------------------------- -------------------------------------- ---------------------------------------
Henry B. Smith,                              The Haverford Trust Company                   Vice President
Vice President and Director               Haverford Trust Securities, Inc.           Registered Representative
--------------------------------------- -------------------------------------- ---------------------------------------
Jason D. Pride                               The Haverford Trust Company                 VP/Dir of Research
Vice President and Director of              Haverford Financial Services                Director of Research
     Research                             Haverford Trust Securities, Inc.           Registered Representative
--------------------------------------- -------------------------------------- ---------------------------------------
David Brune                                  The Haverford Trust Company                   Vice President
Investment Committee                        Haverford Financial Services                Investment Committee
                                          Haverford Trust Securities, Inc.           Registered Representative
--------------------------------------- -------------------------------------- ---------------------------------------
MarieElena V. Ness                           The Haverford Trust Company                Compliance Director
Chief Compliance Officer                 Haverford Financial Services, Inc.           Chief Compliance Officer
                                          Haverford Trust Securities, Inc.              Compliance Director
--------------------------------------- -------------------------------------- ---------------------------------------

HGK ASSET MANAGEMENT, INC.
HGK Asset Management, Inc. ("HGK") serves as the investment adviser for the HGK Equity Value Fund and the HGK Mid Cap Value Fund. The principal address of HGK is Newport Tower, 525 Washington Boulevard, Suite 2000, Jersey City, New Jersey 07310. HGK is an investment adviser registered under the Investment Advisers Act of 1940.


--------------------------------------- -------------------------------------- ---------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- -------------------------------------- ---------------------------------------
Jeffrey Theodore Harris, Chairman and
Chief Executive Officer                                  --                                      --
--------------------------------------- -------------------------------------- ---------------------------------------
Arthur Ettore Coia, II,
President and Chief Compliance Officer                   --                                      --
--------------------------------------- -------------------------------------- ---------------------------------------
Michael Pendergast, CFA
Chief Investment Officer Managing                        --                                      --
Director Equity Investments
--------------------------------------- -------------------------------------- ---------------------------------------
Gregory W. Lobo
Managing Director, Fixed Income                          --                                      --
Investments
--------------------------------------- -------------------------------------- ---------------------------------------

--------------------------------------- -------------------------------------- ---------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- -------------------------------------- ---------------------------------------
Richard J. Bruce                              Bruce Nelson Capital LLP                Chief Investment Officer
Director, International (EAFE)                     London, England
Investment Disciplines
--------------------------------------- -------------------------------------- ---------------------------------------
Martin J. Maddaloni, Jr.                                 --                                      --
Managing Director,
Sales, Marketing and Client Service
--------------------------------------- -------------------------------------- ---------------------------------------
Carol Bandille
Managing Director                                        --                                      --
Office Operations
--------------------------------------- -------------------------------------- ---------------------------------------


INVESTMENT COUNSELORS OF MARYLAND, LLC
Investment Counselors of Maryland, LLC ("ICM") serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. ICM is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------- -------------------------------------- --------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- -------------------------------------- --------------------------------------
Stuart M. Christhilf, III                                --                                     --
Principal - Director
--------------------------------------- -------------------------------------- --------------------------------------
Donald J. Hoelting                                       --                                     --
Principal - Director
--------------------------------------- -------------------------------------- --------------------------------------
Robert D. McDorman, Jr.
Principal - Director                                     --                                     --
--------------------------------------- -------------------------------------- --------------------------------------
Paul L. Borssuck                                         --                                     --
Principal
--------------------------------------- -------------------------------------- --------------------------------------
Andrew L. Gilchrist                                      --                                     --
Principal
--------------------------------------- -------------------------------------- --------------------------------------
William V. Heaphy
Principal - Director                                     --                                     --
--------------------------------------- -------------------------------------- --------------------------------------
Stephen T. Scott
Principal                                                --                                     --
--------------------------------------- -------------------------------------- --------------------------------------
Simeon F. Wooten, III
Principal                                                --                                     --
--------------------------------------- -------------------------------------- --------------------------------------
Linda L. Rosatelli
Vice President of Operations and
Chief Compliance Officer                                 --                                     --
--------------------------------------- -------------------------------------- --------------------------------------
Edward W. Brown, Jr.
Vice President                                           --                                     --
--------------------------------------- -------------------------------------- --------------------------------------
Svietlana T. Franke                                      --                                     --
Vice President
--------------------------------------- -------------------------------------- --------------------------------------
Robert Jacapraro                                         --                                     --
Senior Vice President
--------------------------------------- -------------------------------------- --------------------------------------
Gary Merwitz
Senior Vice President                                    --                                     --
--------------------------------------- -------------------------------------- --------------------------------------
Vitaly Korchevsky
Senior Vice President                                    --                                     --
--------------------------------------- -------------------------------------- --------------------------------------

--------------------------------------- -------------------------------------- --------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- -------------------------------------- --------------------------------------
Thomas Turpin                                                                   Executive Vice President and Chief
Director of ICM                            Old Mutual (US) Holdings Inc.*                Operating Officer
--------------------------------------- -------------------------------------- --------------------------------------
Joshua S. Overholt
Vice President                                      FAF Advisors                      Senior Research Analyst
--------------------------------------- -------------------------------------- --------------------------------------

*        Investment Counselors of Maryland, LLC is an affiliate of Old Mutual
         (US) Holdings Inc.

LSV ASSET MANAGEMENT
LSV Asset Management ("LSV") serves as the investment adviser to the LSV Value Equity Fund, the LSV Conservative Core Equity Fund and the LSV Conservative Value Equity Fund. The address of LSV is 1 North Wacker Drive, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------- -------------------------------------- --------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- -------------------------------------- --------------------------------------
Josef Lakonishok, CEO, Portfolio               University of Illinois                  Professor of Finance
Manager
--------------------------------------- -------------------------------------- --------------------------------------
Menno Vermeulen, Partner, Portfolio                      --                                     --
Manager
--------------------------------------- -------------------------------------- --------------------------------------
Tremaine Atkinson, Chief Operating                       --                                     --
Officer, Chief Compliance Officer
--------------------------------------- -------------------------------------- --------------------------------------
Christopher LaCroix, Partner,
Managing Director of Business                            --                                     --
Development
--------------------------------------- -------------------------------------- --------------------------------------
SEI Funds, Inc., General Partner                         --                                     --
--------------------------------------- -------------------------------------- --------------------------------------

PROSPECT ASSET MANAGEMENT, INC.
Prospect Asset Management, Inc. ("Prospect") serves as the investment adviser to the Japan Smaller Companies Fund. The principal address of Prospect is 6700 Kalanianaole Highway, Suite 122, Honolulu, Hawaii 96825. Prospect is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------- -------------------------------------- --------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- -------------------------------------- --------------------------------------
Robert Priske, Director                           Robert Priske LLC                     Investment Advisor
--------------------------------------- -------------------------------------- --------------------------------------
Daniel Kerrigan, Director, CEO                           --                                     --
--------------------------------------- -------------------------------------- --------------------------------------
Hamilton Smith, Director, CFO                     Prospect Co. Ltd*                          Director
--------------------------------------- -------------------------------------- --------------------------------------
Cheri Nakamura, Director, Operations,                    --                                     --
Marketing
--------------------------------------- -------------------------------------- --------------------------------------

*        Prospect Co. Ltd is the parent company of Prospect Asset Management,
         Inc.

RICE HALL JAMES & ASSOCIATES, LLC
Rice Hall James & Associates, LLC ("Rice Hall") serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall is an investment adviser registered under the Investment Advisers Act of 1940.

------------------------------------------ ----------------------------------- --------------------------------------
            NAME AND POSITION                                                             CONNECTION WITH
         WITH INVESTMENT ADVISER                 NAME OF OTHER COMPANY                     OTHER COMPANY
------------------------------------------ ----------------------------------- --------------------------------------
 Thao Buu-Hoan, Partner                                    --                                   --
------------------------------------------ ----------------------------------- --------------------------------------
 Kevin Hamilton, Partner & President                       --                                   --
------------------------------------------ ----------------------------------- --------------------------------------
 Charles G. King, Partner                                  --                                   --
------------------------------------------ ----------------------------------- --------------------------------------
 Thomas McDowell, Partner, Chief                           --                                   --
 Executive Officer  & Chief Investment
 Officer
------------------------------------------ ----------------------------------- --------------------------------------
 Carl M. Obeck, Partner                                    --                                   --
------------------------------------------ ----------------------------------- --------------------------------------
 Gary S. Rice, Partner                                     --                                   --
------------------------------------------ ----------------------------------- --------------------------------------
 David P. Tessmer, Partner                                 --                                   --
------------------------------------------ ----------------------------------- --------------------------------------
 Cara Thome, Partner                                       --                                   --
------------------------------------------ ----------------------------------- --------------------------------------
 Timothy A. Todaro, Partner                                --                                   --
------------------------------------------ ----------------------------------- --------------------------------------

THOMPSON, SIEGEL & WALMSLEY LLC
Thompson, Siegel & Walmsley LLC ("TS&W") serves as the investment adviser to the TS&W Equity Portfolio, TS&W International Equity Portfolio and TS&W Fixed Income Portfolio. The principal address of TS&W is 6806 Paragon Place, Suite 300, P.O. Box 6883, Richmond, Virginia 23230. TS&W is an investment adviser registered under the Investment Advisers Act of 1940.

--------------------------------------- -------------------------------------- --------------------------------------
          NAME AND POSITION                                                               CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY
--------------------------------------- -------------------------------------- --------------------------------------
Larry E. Gibson,                                         --                                     --
Member of the Board of Managers,
President, Co-CEO
--------------------------------------- -------------------------------------- --------------------------------------
Horace P. Whitworth,                                     --                                     --
Member of the Board of Managers,
Co-CEO, CFO
--------------------------------------- -------------------------------------- --------------------------------------
H.B. Thomson III, Member of the Board                    --                                     --
of Managers, Secretary
--------------------------------------- -------------------------------------- --------------------------------------
Cheryl Mounce, Treasurer                                 --                                     --
--------------------------------------- -------------------------------------- --------------------------------------
Scott Powers, Member of the Board of        Old Mutual Asset Management*                        CEO
Managers
--------------------------------------- -------------------------------------- --------------------------------------
Matthew G. Thompson, Chairman of the                     --                                     --
Board of Managers
--------------------------------------- -------------------------------------- --------------------------------------
Lori N. Anderson, Senior Vice
President and Director of Operations
--------------------------------------- -------------------------------------- --------------------------------------
A. Gordon Goodykoontz, Chief                             --                                     --
Compliance Officer
--------------------------------------- -------------------------------------- --------------------------------------
Jerry W. Jenkins, Director of Retail
& High Net Worth
--------------------------------------- -------------------------------------- --------------------------------------

* TS&W is an affiliate of Old Mutual Asset Management. Mr. Powers is also on the Boards of 11 other Old Mutual Asset Management affiliates.

WESTWOOD MANAGEMENT CORP.
Westwood Management Corp. ("Westwood") serves as the investment adviser for the WHG Income Opportunity Fund, WHG SMidCap Fund, WHG LargeCap Value Fund, WHG SmallCap Value Fund, WHG AllCap Value Fund, and WHG Balanced Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940.

-------------------------------------- ------------------------------------------- ----------------------------------
          NAME AND POSITION                      NAME OF OTHER COMPANY                      CONNECTION WITH
       WITH INVESTMENT ADVISER                                                               OTHER COMPANY
-------------------------------------- ------------------------------------------- ----------------------------------
Susan Byrne                                  Westwood Holdings Group, Inc.*          Chief Investment Officer and
Chief Investment Officer and                          (NYSE: WHG)                        Chairman of the Board
Chairman of the Board
-------------------------------------- ------------------------------------------- ----------------------------------
Brian Casey                                  Westwood Holdings Group, Inc.*          President and Chief Executive
President and Chief Executive                         (NYSE: WHG)                        Officer and Director
Officer and Director
-------------------------------------- ------------------------------------------- ----------------------------------
                                                    Westwood Trust**                    President and Director
-------------------------------------- ------------------------------------------- ----------------------------------
William R. Hardcastle                        Westwood Holdings Group, Inc.*             Chief Financial Officer
Chief Financial Officer                               (NYSE: WHG)
-------------------------------------- ------------------------------------------- ----------------------------------
Sylvia L. Fry                                Westwood Holdings Group, Inc.*            Chief Compliance Officer
Chief Compliance Officer                              (NYSE: WHG)
-------------------------------------- ------------------------------------------- ----------------------------------
                                                    Westwood Trust**                   Chief Compliance Officer
-------------------------------------- ------------------------------------------- ----------------------------------

* Westwood Management Corp. and Westwood Trust are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE: WHG).
** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.


ITEM 27. PRINCIPAL UNDERWRITERS:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.


         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                         July 15, 1982
         SEI Liquid Asset Trust                         November 29, 1982
         SEI Tax Exempt Trust                           December 3, 1982
         SEI Index Funds                                July 10, 1985
         SEI Institutional Managed Trust                January 22, 1987
         SEI Institutional International Trust          August 30, 1988
         The Advisors' Inner Circle Fund                November 14, 1991
         The Advisors' Inner Circle Fund II             January 28, 1993
         Bishop Street Funds                            January 27, 1995
         SEI Asset Allocation Trust                     April 1, 1996
         SEI Institutional Investments Trust            June 14, 1996
         Oak Associates Funds                           February 27, 1998

         CNI Charter Funds                              April 1, 1999
         iShares Inc.                                   January 28, 2000
         iShares Trust                                  April 25, 2000
         Optique Funds, Inc.c                           November 1, 2000
         JohnsonFamily Funds, Inc.                      November 1, 2000
         Causeway Capital Management Trust              September 20, 2001
         Barclays Global Investors Funds                March 31, 2003
         SEI Opportunity Fund, LP                       October 1, 2003
         The Arbitrage Funds                            May 17, 2005
         The Turner Funds                               January 1, 2006
         ProShares Trust                                November 14, 2005
         Community Reinvestment Act Qualified
         Investment Fund                                January 8, 2007
         Accessor Funds                                 March 1, 2007
         TD Asset Management USA Funds                  July 25, 2007

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").


(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.


                                      POSITION AND OFFICE                         POSITIONS AND OFFICES
         NAME                         WITH UNDERWRITER                            WITH REGISTRANT
         ----                         ----------------                            ---------------
         William M. Doran             Director                                          --
         Edward D. Loughlin           Director                                          --
         Wayne M. Withrow             Director                                          --
         Kevin Barr                   President & Chief Executive Officer               --
         Maxine Chou                  Chief Financial Officer & Treasurer               --
         Thomas Rodman                Chief Operations Officer                          --
         John C. Munch                General Counsel & Secretary                       --
         Karen LaTourette             Chief Compliance Officer, Anti-Money
                                      Laundering Officer & Assistant Secretary          --
         Mark J. Held                 Senior Vice President                             --
         Lori L. White                Vice President & Assistant Secretary              --
         John Coary                   Vice President & Assistant Secretary              --
         John Cronin                  Vice President                                    --
         Robert McCarthy              Vice President                                    --
         Robert Silvestri             Vice President                                    --
         Michael Farrell              Vice President                                    --


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
(6); (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:

          U.S. Bank, National Association        Union Bank of California, N.A.
          800 Nicollett Mall                     475 Sansome Street
          Minneapolis, Minnesota 55402-4302      15th Floor
                                                 San Francisco, California 94111
          National City Bank
          National City Center
          1900 East Ninth Street
          Cleveland, Ohio 44114


         (b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and
(D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

          SEI Investments Global Funds Services
          One Freedom Valley Drive
          Oaks, Pennsylvania 19456

         (c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1
(f), the required books and records are maintained at the offices of the Registrant's investment advisers:


         Acadian Asset Management LLC
         One Post Office Square, 8th Floor
         Boston, Massachusetts 02109

         AIG Global Investment Corp.
         70 Pine Street, 20th Floor
         New York, New York 10270


         Allegiant Asset Management Company
         200 Public Square
         Cleveland, Ohio 44114


         Analytic Investors, LLC
         555 West Fifth Street, 50th Floor
         Los Angeles, CA 90013


         Cambiar Investors LLC
         2401 East Second Street, Suite 400
         Denver, Colorado 80206

         CB Investment Managers, LLC
         300 West Vine Street
         Lexington, Kentucky 40507

         Commerce Capital Markets, Inc.
         One Commerce Square
         2005 Market Street, Suite 200
         Philadelphia, Pennsylvania 19103

         C.S. McKee, LLP
         One Gateway Center
         Pittsburgh, Pennsylvania 15222


         Edgewood Management LLC
         305 Park Avenue, 18th Floor
         New York, New York 10022-6057


         Fiduciary Management Associates, LLC
         55 West Monroe Street, Suite 2550
         Chicago, Illinois 60603

         First Manhattan Co.
         437 Madison Avenue
         New York, New York  10022-7022

         Haverford Investment Management, Inc.
         Three Radnor Corporate Center, Suite 450
         Radnor, Pennsylvania 19087-4546

         HGK Asset Management, Inc.
         Newport Tower
         525 Washington Blvd.
         Jersey City, New Jersey 07310

         Investment Counselors of Maryland, LLC
         803 Cathedral Street
         Baltimore, Maryland 21201

         LSV Asset Management
         1 North Wacker Drive
         Chicago, Illinois 60606

         Prospect Asset Management, Inc.
         6700 Kalanianaole Highway, Suite 122
         Honolulu, Hawaii 96825


         Rice Hall James & Associates, LLC
         600 West Broadway, Suite 1000
         San Diego, California 92101-3383

         Thompson, Siegel & Walmsley LLC
         5000 Monument Avenue, P.O. Box 6883
         Richmond, Virginia 23230


         Westwood Management Corp.
         200 Crescent Court, Suite 1200
         Dallas, Texas 75201

ITEM 29.  MANAGEMENT SERVICES:  None.

ITEM 30.  UNDERTAKINGS:  None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 105 to Registration Statement No. 33-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 29th day of April, 2008.


                                               THE ADVISORS' INNER CIRCLE FUND

                                               By: /S/ JAMES F. VOLK
                                                   ---------------------------
                                                    James F. Volk, President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


          *                               Trustee             April 29, 2008
-------------------------
Charles E. Carlbom

         *                                Trustee             April 29, 2008
-------------------------
William M. Doran

         *                                Trustee             April 29, 2008
-------------------------
Mitchell A. Johnson

         *                                Trustee             April 29, 2008
-------------------------
Betty L. Krikorian

         *                                Trustee             April 29, 2008
-------------------------
Robert A. Nesher

         *                                Trustee             April 29, 2008
-------------------------
George J. Sullivan, Jr.

         *                                Trustee             April 29, 2008
-------------------------
James M. Storey

/S/ JAMES F. VOLK                         President           April 29, 2008
-------------------------
James F. Volk

          *                               Controller &        April 29, 2008
-------------------------                 Chief Financial
Michael Lawson                            Officer

*By: /S/ JAMES F. VOLK
     -----------------
     James F. Volk

         Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT

EX-99.I           Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP.

EX-99.J Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP.

EX-99.P21         SEI Investments Global Funds Services Revised Code of Ethics
                  for SEI Investments Distribution Co. dated October 2007.